                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ]  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(3)(2))

     [X]  Definitive Proxy Statement

     [ ]  Definitive Additional Materials

     [ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12


                         INSITUFORM TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    [X]  No fee required.
    [ ]  Fee computed on table below per Exchange Act Rules
         14a-6(i)(1) and 0-11.
    (1)  Title of each class of securities to which transaction applies:
         ------------------------------------------------------------
    (2)  Aggregate number of securities to which transaction applies:
         ------------------------------------------------------------
    (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         ------------------------------------------------------------
    (4)  Proposed maximum aggregate value of transaction:
         ------------------------------------------------------------
    (5)  Total fee paid:
         ------------------------------------------------------------
         Fee paid previously with preliminary materials.
    [ ]
         Check box if any part of the fee is offset as provided by
    [ ]  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the
         Form or Schedule and the date of its filing.
    (1)  Amount Previously Paid:
         ------------------------------------------------------------
    (2)  Form, Schedule or Registration Statement No.:
         ------------------------------------------------------------
    (3)  Filing Party:
         ------------------------------------------------------------
    (4)  Date Filed:
         ------------------------------------------------------------

                         INSITUFORM TECHNOLOGIES, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 25, 2000

                            ------------------------

                                                          Chesterfield, Missouri
                                                                  April 17, 2000

TO THE HOLDERS OF COMMON STOCK
  OF INSITUFORM TECHNOLOGIES, INC.:

     The Annual Meeting of the Stockholders of Insituform Technologies, Inc. (the "Company") will be held at the Doubletree Hotel, 16625 Swingley Ridge Road, Chesterfield, Missouri, on Thursday, May 25, 2000, at 10:00 A.M., local time, for the following purposes, as more fully described in the accompanying Proxy
Statement:

          (1) To elect nine directors of the Company, each to serve for the ensuing year and until their respective successors are elected and have qualified;

          (2) To consider and take action upon a proposal to approve and adopt an amendment, heretofore approved by the Board of Directors, to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of the Common Stock of the Company from 40,000,000 shares to 60,000,000 shares;

          (3) To consider and take action upon a proposal to approve and adopt an amendment, heretofore approved by the Board of Directors, to the Company's 1992 Employee Stock Option Plan in order to increase the number of shares issuable pursuant to the exercise of options granted under said plan from 1,850,000 to 2,850,000 shares of Common Stock of the Company;

          (4) To consider and take action upon a proposal to approve and adopt an amendment, heretofore approved by the Board of Directors, to the Company's 1992 Director Stock Option Plan in order to increase the number of shares issuable pursuant to the exercise of options granted under said plan from 1,000,000 to 1,500,000 shares of the Common Stock of the Company; and

          (5) To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

     The close of business on April 6, 2000 has been fixed by the Board of Directors as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting.

                                          By Order of the Board of Directors

                                          HOWARD KAILES
                                          Secretary

     You are cordially invited to attend the Meeting in person. If you do not expect to, please mark, sign and date the enclosed form of Proxy and mail in the enclosed return envelope, which requires no postage if mailed in the United States, so that your vote can be recorded.

                                PROXY STATEMENT

     This Proxy Statement, which will be mailed on or about April 17, 2000 to the persons entitled to receive the accompanying Notice of Annual Meeting of Stockholders, is provided in connection with the solicitation of proxies on behalf of the Board of Directors of Insituform Technologies, Inc. for use at the 2000 Annual Meeting of Stockholders (the "Meeting") of the Company to be held on May 25, 2000 and at any adjournment or adjournments thereof, for the purposes set forth in such Notice. The Company's executive office is located at 702 Spirit 40 Park Drive, Chesterfield, Missouri 63005.


     At the close of business on April 6, 2000, the record date stated in the accompanying Notice, the Company had outstanding 24,714,084 shares of class A common stock, $.01 par value (the "Common Stock"), each of which is entitled to one vote with respect to each matter to be voted on at the Meeting. The Company has no class or series of voting stock outstanding other than the Common Stock.


     A majority of the issued and outstanding shares of Common Stock present in person or by proxy will constitute a quorum for the transaction of business at the Meeting. Directors are elected by a plurality vote. The affirmative vote of holders of a majority of the issued and outstanding shares of Common Stock is required to approve the proposal to approve and adopt the amendment to the Restated Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock. Neither the proposed amendment to the Company's employee stock option plan, nor the proposed amendment to the Company's director stock option plan, will be made effective until it is approved and adopted by the holders of a majority of shares of Common Stock present in person or represented by proxy and entitled to vote at the Meeting.

     Abstentions and broker non-votes (as hereinafter defined) are counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business. For the purpose of determining the vote required for approval of matters to be voted on at the Meeting, shares held by stockholders who abstain from voting will be treated as being "present" and "entitled to vote" on the matter and, thus, an abstention has the same legal effect as a vote against the matter. However, in the case of a broker non-vote or where a stockholder withholds authority from his proxy to vote the proxy as to a particular matter, such shares will not be treated as "present" and "entitled to vote" on the matter. Accordingly, broker non-votes will have the same effect as a vote at the Meeting against approval of the proposal to approve and adopt the amendment to the Restated Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock. In the election of directors, and in the determination of whether to approve and adopt the amendments to the Company's employee stock option plan and its director stock option plan, respectively, a broker non-vote or the withholding of a proxy's authority will have no effect on the outcome of the vote on the matter. A "broker non-vote" refers to shares represented at the meeting in person or by proxy by a broker or nominee where such broker or nominee (i) has not received voting instructions on a particular matter from the beneficial owner or persons entitled to vote; and (ii) the broker or nominee does not have the discretionary voting power on such matter.

                           I.  ELECTION OF DIRECTORS

     At the Meeting, stockholders will elect nine directors each to serve a term of one year and until a successor has been elected and has qualified. It is the intention of each of the persons named in the accompanying form of proxy to vote the shares represented thereby in favor of the nine nominees listed in the following table, unless otherwise instructed in such proxy. Each such nominee is presently serving as a director of the Company. The Company's Board of Directors has no reason to believe that any of the nominees listed in the following table will be unable or will decline to serve. In case any of the nominees is unable or declines to serve, the persons named in the accompanying form of proxy will vote the shares represented by such proxy for another person duly nominated by the Company's Board of Directors in such nominee's stead, or, if no other person is so nominated, to vote such shares only for the remaining nominees.

CERTAIN INFORMATION CONCERNING NOMINEES AND DIRECTORS

     Certain information concerning the nominees for election as directors is set forth below. Such information was furnished by them to the Company:

          ROBERT W. AFFHOLDER, age 64; Senior Executive Vice President of the Company since 1996; Senior Vice President -- Chief Operating Officer of North American Contracting Operations of the Company from 1995 to 1996; Vice Chairman and President, Insituform Mid-America, Inc. ("IMA"), from prior to 1995 until 1995; Director of the Company since 1995.

          PAUL A. BIDDELMAN, age 54; President, Hanseatic Corporation (private investment company) since 1997, and Treasurer from prior to 1995 to 1997;
     Director: Celadon Group, Inc., Premier Parks Inc., Star Gas LLC (general partner of Star Gas Partners, L.P.); Director of the Company since 1988.

          STEPHEN P. CORTINOVIS, age 50; Vice President International and President -- Europe, Emerson Electric Co. since prior to 1995; Director of the Company since 1997.

          JUANITA H. HINSHAW, age 55; Senior Vice President and Chief Financial Officer of Graybar Electric Company (electrical and communications distributor) effective May 2000; Chief Financial Officer, Highlights of Ophthalmology International, Inc. (publishing company) since 1999; Vice President and Treasurer, Monsanto Company from prior to 1995 to 1999; Director of the Company since February 2000.

          ANTHONY W. HOOPER, age 52; Chairman of the Board of the Company since 1997 and President and Chief Executive Officer of the Company since 1996; Senior Vice President -- Marketing and Technology of the Company from prior to 1995 to 1996; Director of the Company since 1996.

          THOMAS N. KALISHMAN, age 36; Chairman and Chief Executive Officer of Maverix.net, Inc. (telecommunications company) since 1999; President of the Company's United Pipeline Systems division during 1998; Director -- East Group of North American Pipe Rehabilitation of the Company from 1997 to 1998; Operations Manager -- Southeast Region of the Company from 1995 to 1996; General Manager -- Puerto Rico subsidiary of IMA from prior to 1995 until 1995; Director of the Company since 1998.

          SHELDON WEINIG, age 72; Adjunct Professor at Columbia University since prior to 1995 and at State University of New York, Stony Brook since prior to 1995; Consultant, Sony Engineering and Manufacturing of America from prior to 1995 to 1996; Director: Intermagnetics General Corporation; Director of the Company since 1992.

          RUSSELL B. WIGHT, JR., age 61; General Partner, Interstate Properties (real estate development and construction) since prior to 1995; Director:
     Vornado Realty Trust, Vornado Operating Company, Alexander's, Inc.; Director of the Company since 1992.

          ALFRED L. WOODS, age 56; President, Woods Group (management consultant) since 1995; President and Chief Operating Officer, WSR Corporation (holding company for specialty retail properties) from prior to 1995 until 1995; Director of the Company since 1997.

     No family relationship exists between any of the directors or executive officers of the Company.

BOARD MEETINGS AND COMMITTEES

     During the year ended December 31, 1999, the Board of Directors of the Company held six meetings, and took action by unanimous written consent on five occasions. No current director attended fewer than 75% of the aggregate number of meetings of the Board of Directors of the Company and meetings of committees of the board on which such person served which were held during the period that he or she served.

     The members of the Audit Committee of the Board of Directors are Paul A. Biddelman, Thomas N. Kalishman and Sheldon Weinig. The Audit Committee is responsible for overseeing that management fulfills its responsibilities in connection with the preparation of the consolidated financial statements of the Company and its subsidiaries. The committee's functions include making recommendations to the board regarding the engaging and discharging of the Company's independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, reviewing the scope and results of the Company's procedures for internal auditing, approving the professional services provided by the independent auditors and reviewing the independence of the independent auditors. During the year ended December 31, 1999, the Audit Committee held four meetings.

     The members of the Compensation Committee of the Board of Directors are Robert W. Affholder, Stephen P. Cortinovis and Alfred L. Woods. The functions of the Compensation Committee include making recommendations to the Board of Directors of the Company regarding the salaries, bonuses, fringe benefits or compensation of any kind for the officers and directors of the Company. During the year ended December 31, 1999, the Compensation Committee held two meetings.

     The members of the Nominating Committee of the Board of Directors are Anthony W. Hooper, Russell B. Wight, Jr. and Robert W. Affholder. The functions of the Nominating Committee include establishing criteria for the selection of nominees for election as directors, reviewing the qualifications of and maintaining information concerning potential nominees, making appropriate recommendations to the Board of Directors with respect to nominees and reviewing on a long-term basis the size and composition of the Board of Directors. The Nominating Committee will consider nominees for election as director recommended by stockholders and others. Recommendations may be addressed to the Secretary of the Company at its principal executive offices. During the year ended December 31, 1999, the Nominating Committee did not hold any meetings.

DIRECTOR COMPENSATION

     Each director of the Company who is not an operating officer of the Company is entitled to receive compensation in the amount of $16,000 per annum and $1,500 per meeting of the Board of Directors, or committee of the Board, attended by such director ($750 in the case of telephonic meetings and committee meetings held in conjunction with Board meetings), plus reimbursement of his expenses.

     In February 2000, the Company granted options under its 1992 Director Stock Option Plan (the "Director Plan") covering 7,500 shares of Common Stock to each of Robert W. Affholder, Paul A. Biddelman, Stephen P. Cortinovis, Anthony W. Hooper, Thomas N. Kalishman, Silas Spengler, Sheldon Weinig, Russell B. Wight, Jr. and Alfred B. Woods, constituting the incumbent members of the Board of Directors. All such options are currently exercisable at a price per share equal to $28.94, the closing price per share of the Common Stock on The Nasdaq National Market on the date of grant, and expire ten years from the date of grant.

     In connection with the appointment to the Board of Directors of Juanita H. Hinshaw in February 2000, the Company granted an option to her under the Director Plan covering 7,500 shares of Common Stock. Such option is currently exercisable at a price per share equal to $27.41, the closing price per share of the Common Stock on The Nasdaq National Market on the date of grant, and expires ten years from the date of grant.

     Messrs. Affholder, Biddelman, Cortinovis, Hooper, Kalishman, Spengler, Weinig, Wight and Woods each hold options granted under the Director Plan in December 1998 covering 15,000 shares of Common Stock, all of which are exercisable currently at a price per share equal to $13.81, the closing price per share of the Common Stock on The Nasdaq National Market on the date of grant, and expire ten years from the date of grant. Messrs. Cortinovis and Woods also hold options granted under the Director Plan in November 1997 covering 14,000 shares of Common Stock, and Messrs. Affholder, Biddelman, Weinig and Wight hold options granted under the Director Plan at the same time covering 9,000 shares, all of which are exercisable at a price per share equal to $8.75, the closing price per share of the Common Stock on The Nasdaq National Market on the date of grant, and expire ten years from the date of grant. During the year ended December 31, 1999, Mr. Spengler exercised options covering, respectively, 9,000 shares of Common Stock and 15,000 shares of Common Stock granted to him in November 1997 and December 1998, respectively, on the same terms as the grant of options covering the same number of shares then made to the other directors.

     Anthony W. Hooper also holds options granted to him under the Director Plan in connection with service as President and Chief Executive Officer of the Company. See "Executive Compensation" below. Thomas N. Kalishman holds options granted to him under the Company's 1992 Employee Stock Option Plan (the "Employee Plan") prior to his appointment as a director. Except for the foregoing, no current director of the Company holds any options granted by the Company.

     Silas Spengler, following his retirement from the Board of Directors during the current year, remains party to a two-year consulting agreement with the Company under which, at the request of the Company, he renders consulting services in exchange for remuneration at an hourly rate and reimbursement of expenses.

     In connection with his resignation as President of the Company's United Pipeline Systems division and appointment as a director of the Company in December 1998, the Company and Thomas N. Kalishman entered into arrangements pursuant to which Mr. Kalishman continued to receive salary payments, at his prior rate of $140,000 per annum, and medical, dental, life and disability insurance coverage, through June 1999. During the year ended December 31, 1999, Mr. Kalishman was paid his 1998 bonus, in the amount of $92,815, in addition to $40,000 for transitional expenses under such arrangements.

EXECUTIVE COMPENSATION

     Summary Compensation Table. The following table sets forth certain information with respect to compensation for each of the Company's last three completed fiscal years of (i) the Company's chief executive officer, (ii) each of the other executive officers whose salary and bonus exceeded $100,000 during the most recent fiscal year, and (iii) one additional individual who would have been among the four such other most highly-compensated executive officers during the most recent fiscal year, but was not an executive officer at the end of such year:

                           SUMMARY COMPENSATION TABLE

                                                                           LONG TERM
                                                                          COMPENSATION
                                        ANNUAL COMPENSATION               ------------
                             ------------------------------------------    SECURITIES
                                                             OTHER         UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR  SALARY(1)   BONUS    COMPENSATION(2)    OPTIONS(#)    COMPENSATION
---------------------------  ----  ---------  --------  ---------------   ------------   ------------
Anthony W. Hooper.........   1999  $420,833   $425,000           --          35,000        $ 16,199(3)
  President and Chief        1998   392,917    274,400           --         140,000          18,460
  Executive Officer          1997   344,000    160,875     $ 82,366(4)       49,000          18,269
Robert W. Affholder.......   1999  $125,000         --           --              --        $ 10,341(5)
  Senior Executive           1998   250,000         --           --          15,000          20,748
  Vice President             1997   250,000         --           --           9,000          20,718
Robert L. Kelley..........   1999  $195,883   $107,144           --          10,000        $ 14,084(6)
  Vice President --          1998   190,300    104,741           --              --          16,337
  General Counsel            1997   181,714     65,120     $ 39,181(7)       15,000          16,349
Carroll W. Slusher........   1999  $185,833   $101,010           --          15,000        $ 13,990(9)
  Vice President --          1998        --         --           --              --              --
  North America(8)           1997        --         --           --              --              --
William A. Martin (ret.)...  1999  $161,833         --           --              --        $814,099(11)
  Senior Vice President --   1998   207,683         --           --              --          17,697
  Chief Financial
     Officer(10)             1997   196,297   $ 48,840     $ 35,437(12)      15,000          17,655
Antoine Menard............   1999  $122,526   $ 75,165           --          10,000              --
  Vice President --          1998        --         --           --              --              --
  Europe(13)                 1997        --         --           --              --              --
Joseph A. White...........   1999  $ 73,320   $ 41,098     $144,417(15)      15,000        $ 15,310(16)
  Vice President -- Chief    1998        --         --           --              --              --
  Financial Officer(14)      1997        --         --           --              --              --

---------------
 (1) Includes amounts earned but deferred at the election of the executive under the Company's non-qualified deferred compensation plan.

 (2) Excludes perquisites and other personal benefits unless the aggregate amount of such compensation exceeds the lesser of either $50,000 or 10% of the total of annual salary and bonus reported for the named executive officer.

 (3) Represents $6,400 in 401(k) contributions under the Company's 401(k) Profit-Sharing Plan (the "Restated Plan"), $8,000 in profit-sharing contributions under the Restated Plan and $1,799 in term life insurance premiums.

 (4) Represents $74,582 pursuant to the Company's relocation plan (the "Relocation Plan") and $8,784 in reimbursement for taxes. See also "Certain Agreements with Directors and Executive Officers" below.

 (5) Represents $2,708 in 401(k) contributions under the Restated Plan, $6,250 in profit sharing contributions under the Restated Plan and $1,383 in term life insurance premiums.

 (6) Represents $5,174 in 401(k) contributions under the Restated Plan, $8,000 in profit-sharing contributions under the Restated Plan and $910 in term life insurance premiums.

 (7) Represents $34,961 pursuant to the Relocation Plan and $4,220 in reimbursement for taxes.

 (8) Mr. Slusher became an executive officer in February 1999, having served in other positions since prior to the commencement of such year.

 (9) Represents $5,299 in 401(k) contributions under the Restated Plan, $8,000 in profit-sharing contributions under the Restated Plan and $691 in term life insurance premiums.

(10) Mr. Martin resigned as an executive officer of the Company during the third quarter of 1999.

(11) Represents $2,777 in 401(k) contributions under the Restated Plan, $1,202 in term life insurance premiums, and $812,120 in severance payments under Mr. Martin's agreement with the Company. See "Certain Agreements with Directors and Executive Officers" below.

(12) Represents $30,885 pursuant to the Relocation Plan and $4,552 in reimbursement for taxes.

(13) Mr. Menard became an executive officer in February 1999, having served in other positions since prior to the commencement of such year.

(14) Mr. White became an executive officer in August 1999.

(15) Represents $85,345 pursuant to the Relocation Plan and $59,072 in reimbursement of taxes.

(16) Represents $2,150 in 401(k) contributions under the Restated Plan and $228 in term life insurance premiums.

     Option Grant Table. The following table sets forth certain information regarding options granted by the Company during the year ended December 31, 1999 to the individuals named in the above compensation table:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                             INDIVIDUAL GRANTS                      POTENTIAL REALIZABLE
                           ------------------------------------------------------     VALUE AT ASSUMED
                           NUMBER OF                                                ANNUAL RATES OF STOCK
                           SECURITIES      % OF TOTAL                                PRICE APPRECIATION
                           UNDERLYING    OPTIONS GRANTED    EXERCISE                 FOR OPTION TERM(2)
                            OPTIONS       TO EMPLOYEES       PRICE     EXPIRATION   ---------------------
NAME                       GRANTED(#)   IN FISCAL YEAR(1)    ($/SH)       DATE         5%          10%
----                       ----------   -----------------   --------   ----------   ---------   ---------
Anthony W. Hooper........    35,000(3)         7.1%          $18.63     04/27/04    $180,101    $397,976
Robert W. Affholder......        --             --               --           --          --          --
Robert L. Kelley.........    10,000(4)         2.0            14.44     02/25/04      31,886      78,052
Carroll W. Slusher.......    15,000(4)         3.0            14.44     02/25/04      47,830     117,078

                                             INDIVIDUAL GRANTS                      POTENTIAL REALIZABLE
                           ------------------------------------------------------     VALUE AT ASSUMED
                           NUMBER OF                                                ANNUAL RATES OF STOCK
                           SECURITIES      % OF TOTAL                                PRICE APPRECIATION
                           UNDERLYING    OPTIONS GRANTED    EXERCISE                 FOR OPTION TERM(2)
                            OPTIONS       TO EMPLOYEES       PRICE     EXPIRATION   ---------------------
NAME                       GRANTED(#)   IN FISCAL YEAR(1)    ($/SH)       DATE         5%          10%
----                       ----------   -----------------   --------   ----------   ---------   ---------
William A. Martin........        --             --               --           --          --          --
Antoine Menard...........    10,000(4)         2.0            14.44     02/25/04      34,957     187,732
Joseph A. White..........    15,000(4)         3.0            20.50     08/30/04      84,957     187,732

---------------
(1) Includes options granted to the chief executive officer under the Director Plan.

(2) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on arbitrarily assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options are granted to their expiration date.

(3) Such option was granted under the Director Plan (see "Director Compensation" above), with one-quarter of such options exercisable upon grant and the remainder becoming exercisable in three equal annual installments thereafter.

(4) Such options were granted under the Employee Plan, with one-quarter of such options exercisable upon grant and the remainder becoming exercisable in three equal annual installments thereafter.

     Aggregate Option Exercises and Year-End Option Table. The following table sets forth certain information regarding exercises of stock options, and stock options held as of December 31, 1999, by the individuals named in the above compensation table:

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES


                                                                   NUMBER OF
                                                             SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                                              UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                                                             AT FISCAL YEAR-END(#)           AT YEAR-END($)(1)
                          SHARES ACQUIRED      VALUE      ---------------------------   ---------------------------
NAME                      ON EXERCISE(#)    REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                      ---------------   -----------   -----------   -------------   -----------   -------------
Anthony W. Hooper.......      12,000         $179,280       204,000        195,000      $3,585,819     $2,941,619
Robert W. Affholder.....          --               --        24,000             --         392,063             --
Robert L. Kelley........          --               --        36,500         13,500         591,275        220,575
Carroll W. Slusher......          --               --        12,750         17,250         227,288        272,363
William A. Martin.......      18,000          282,020            --             --              --             --
Antoine Menard..........          --               --        25,600         12,900         432,575        208,875
Joseph A. White.........          --               --         3,750         11,250          29,063         87,188


---------------
(1) Calculated on the basis of the fair market value of the underlying securities at year-end, minus the exercise price.

STOCK PLANS

     In June 1992, the stockholders of the Company approved the Employee Plan and the Director Plan, as previously adopted by the Board of Directors. For a description of the Employee Plan see "III. Amendment to 1992 Employee Stock Option Plan" below. For a description of the Director Plan, see "IV. Amendment to 1992 Director Stock Option Plan" below.

     In October 1995, in connection with the consummation of the Company's acquisition of IMA, the Company assumed options (the "IMA Options") previously granted under the Insituform Mid-America, Inc. Stock Option Plan upon the same terms and conditions as contained under such plan, except that: (i) each IMA Option became exercisable for that number of shares of the Company's Common Stock into which the number of shares of IMA Class A Common Stock subject to such option immediately prior to the IMA Merger would have been convertible in such transaction if such shares had been outstanding, and (ii) the option price per share of the Company's Common Stock was adjusted to an amount obtained by dividing (x) the exercise price per share in effect on such date times the number of shares of IMA Class A Common Stock previously covered by such IMA Option, by (y) the number of shares of the Company's Common Stock covered by such option as so assumed. As a result of such arrangements, the Company assumed options covering an aggregate of 449,236 shares of Common Stock, 86,455 shares of which were covered by options outstanding at March 31, 2000.

CERTAIN AGREEMENTS WITH DIRECTORS AND EXECUTIVE OFFICERS

     In July 1998, the Company entered into arrangements with Anthony W. Hooper, the Company's Chairman of the Board, President and Chief Executive Officer, which replaced prior arrangements with Mr. Hooper, including the severance benefits surrendered by Mr. Hooper under his 1997 agreement extended by the Company and more fully described below. The current arrangements provide for a base salary subject to annual review, in addition to bonus payments in an amount calculated as a percentage of base salary with a center point objective of 50 percent (intended to provide an opportunity of up to twice the center point), and that option grants (see "Executive Compensation" above) become immediately exercisable in the event of specified changes in control of the Company.

     Under such arrangements, the Company also provides Mr. Hooper with a car allowance, reimbursement for one country club membership and medical and life insurance benefits. Such arrangements also provide that, in the event Mr. Hooper's employment is terminated without "cause" or he resigns with "good reason" (as defined therein), he will be entitled to base salary and bonus over a period of 18 months (or 30 months, if following specified changes in control of the Company), subject to payment, at his election, in a lump sum at a discounted rate, and in all cases together with excise taxes due, if any, and coverage during the foregoing period under the Company's welfare plans (or equivalent coverage).

     In connection with Mr. Hooper's relocation to the Company's new headquarters facilities in Chesterfield, Missouri, and in addition to the amounts extended to Mr. Hooper under the Company's Relocation Plan, in September 1997 the Company extended a loan to Mr. Hooper in the amount of $200,000, due on the fifth anniversary thereof, or earlier in the event of cessation of employment. Such loan accrues interest after default at the rate of 1% per month, and does not accrue interest prior to default except as specified therein.

     Effective December 1999, the Company further extended by an additional year, through December 2000, its employment agreement with Robert W. Affholder, entered into in October 1995 in connection with the Company's acquisition of IMA. Under such arrangements, Mr. Affholder serves as Senior Executive Vice President of the Company, receives an annual salary of $125,000, and devotes one-half of his business time to the Company's affairs. In the event of Mr. Affholder's death, such arrangements terminate automatically, and are terminable by the Company upon the failure of Mr. Affholder to perform his duties thereunder owing to illness or other incapacity, if such illness continues for a period of six months, or for other cause (as defined in such agreement). Mr. Affholder's arrangements with the Company entitle him to participate in medical and other employee benefit plans and to the use of an automobile. Mr. Affholder has also entered into a non-competition agreement with the Company extending from the completion of the Company's acquisition of IMA until the later of five years thereafter or two years after all service to the Company has ended.

     In June 1997, the Company entered into severance agreements (the "1997 Agreements") with Mr. Hooper and with Robert L. Kelley, the Company's Vice President-General Counsel, and William A. Martin, the Company's former Senior Vice President-Chief Financial Officer, which provided that, subsequent to the occurrence of specified events during a period of three years after the date of such agreement, if the employment of such officer was terminated without "cause" or such officer resigned with "good reason" (as those terms were defined under such agreements), or such officer resigned for any reason during a 30-day period (the "Election Period") following the anniversary of the specified events, such officer was entitled to the benefits set forth in the agreement. The election of two members of the Board of Directors in October 1997 outside of the procedures provided for under the Company's acquisition agreement with IMA was one of the specified events. The benefits to which each officer was entitled upon severance from the Company as aforesaid included an amount, payable within 30 days after severance, equal to three times compensation (including base salary and bonus, as defined, and accrued supplemental retirement benefits) plus amounts to cover any excise taxes due, if any, and coverage for a period of three years under the Company's welfare plans (or equivalent coverage).

     The Company subsequently entered into additional arrangements with Mr. Martin, which provided that his employment would continue until 30 days after prior written notice delivered at any time by either the Company or Mr. Martin. Such additional arrangements provided that, upon termination of employment, Mr. Martin would be entitled to the severance benefits under the 1997 Agreement applicable to resignation for any reason during the Election Period, fixed at an amount calculated as if termination had occurred during the Election Period, with three-year coverage under the Company's welfare plans to commence on the actual date of Mr. Martin's termination. During the year ended December 31, 1999, Mr. Martin resigned from the Company and was paid amounts under such arrangements aggregating $812,120.

     The Company has also entered into additional arrangements with Mr. Kelley providing that he will be entitled to the benefits under the 1997 Agreement applicable to resignation for any reason during the Election Period, fixed at an amount calculated as if termination had occurred during the Election Period payable on December 31, 2002 or, if later, upon six months' prior written notice of voluntary termination by him, or earlier as follows: (i) within 30 days after termination by the Company of his employment for any reason, or in the event of death or disability; (ii) within six months after termination by him of employment for "good reason" (as defined under the agreement); or (iii) within 30 days after termination by him of employment during the 30-day period following the first anniversary of specified changes in control of the Company. Such arrangements also cover excise taxes due, if any, and coverage for a period of three years under the Company's welfare plans (or equivalent coverage).

     During the year ended December 31, 1999, the Company remained party to arrangements previously entered into with Carroll Slusher, currently Vice President-North America of the Company, under which for a period of 24 months after Mr. Slusher's joining the Company in 1997 he was entitled to severance equal to twelve months' base salary in the event of termination without cause.

     Antoine Menard, currently Vice President-Europe of the Company, is entitled, under arrangements entered into upon joining the Company in 1995, to severance upon termination, other than for specified causes, calculated as the greater of twelve months base salary or any amount prescribed by law.

     In August 1999, the Company entered in employment arrangements with Joseph
A. White, in connection with his appointment as Vice President-Chief Financial Officer of the Company, which provide for an initial annual base salary at the rate of $215,000, subject to annual review, in addition to bonus payments in an amount calculated as a target rate of 50% of his annual base salary, and an initial grant of options under the Employee Plan covering 15,000 shares of Common Stock. Mr. White also became entitled to reimbursements under the Company's Relocation Plan, under which he was paid $85,345 during the year ended December 31, 1999. Mr. White's arrangements further provide that, in the event employment is terminated without cause within the first 24 months, he will be entitled to severance in an amount equal to two years' base salary, payable in a lump sum, net of aggregate base salary paid since the commencement of employment.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the year ended December 31, 1999, the Company's Compensation Committee consisted of Stephen P. Cortinovis, Robert W. Affholder and Alfred L. Woods. In addition, the Company's Employee Plan (under which executive officers who are not directors are granted stock options) and its Director Plan (under which executive officers who are directors are granted stock options) were, during the year ended December 31, 1999, administered by the entire Board of Directors which, in addition to the foregoing directors, included Paul A. Biddelman, Anthony W. Hooper, Silas Spengler, Sheldon Weinig, Russell B. Wight, Jr. and Thomas N. Kalishman.

     Until the 1999 annual meeting of stockholders (the "1999 Meeting"), the Company was party to an agreement dated July 25, 1997, as amended (the "Settlement Agreement"), entered into with Jerome Kalishman and Mr. Affholder, both then directors of the Company, and certain other principal stockholders of the Company (see "Information Concerning Certain Stockholders" below) consisting of Nancy F. Kalishman, The Jerome and Nancy Kalishman Family Fund and Xanadu Investments L.P. (collectively, the "Kalishman/Affholder Group") and Messrs. Biddelman, Cortinovis, Hooper, Spengler, Weinig, Wight and Woods. Under the Settlement Agreement, the Kalishman/Affholder Group agreed to end the pending proxy contest with respect to the election of directors at the Company's 1997 annual meeting of stockholders and not to engage, prior to the 1999 Meeting, in certain activities in opposition to the Company's management. Among other matters, the Settlement Agreement provided that the Company would nominate and recommend for re-election to the Board of Directors at the 1999 Meeting its then incumbent members, including those selected to fill vacancies on the Board of Directors as required by the Settlement Agreement.

     Pursuant to the Settlement Agreement, during the period ended immediately prior to the 1999 Meeting, each party (other than the Company) was obligated to cause all shares of capital stock of the Company beneficially owned by him to be present, in person or by proxy, at all meetings of stockholders so as to be counted for the purpose of determining a quorum, and to be voted in favor of the persons nominated and recommended by the Company in the election of directors. In addition, during such period, each such party committed to certain standstill provisions, among which, the commitments, in each case subject to specified exceptions: (a) not directly or indirectly (except through the Company) to solicit any proxies or consents, or become a participant in any election contest with respect to the Company; (b) not to form, join or otherwise participate in any "group" (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934) with respect to any voting stock of the Company or otherwise act in concert with any other person for the purpose of holding voting stock; (c) not to subject any voting stock of the Company to any arrangement or agreement with respect to the voting of such stock or other agreement having similar effect;
(d) not to make any proposal or bring any business before any meeting of stockholders; and (e) not to call, request the call, or seek to call, any special meeting of stockholders.

     A subsidiary of the Company is party to a tunnelling equipment lease agreement with A-Y-K-E Partnership, whose partners during the year ended December 31, 1999 consisted of Mr. Affholder and Mrs. Kalishman. Such agreement covers equipment held by such partnership for lease both to the Company's subsidiary and other parties, as available, and is terminable upon 30 days prior notice by either such partnership or the Company's subsidiary. During the year ended December 31, 1999, such partnership was paid $288,000 under such arrangements.

REPORT OF BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors of the Company currently consists of three directors, a majority of whom are not executive officers of the Company. The Compensation Committee makes recommendations to the Board of Directors of the Company regarding the compensation arrangements for executive officers of the Company, including the Company's Chief Executive Officer. Administration of the Employee Plan, under which stock options may be awarded to executive officers who are not directors, and of the Director Plan, under which options may be awarded to executive officers who serve on the Board, is vested in the entire Board of Directors.

     The objectives of the Compensation Committee in recommending executive compensation to the Board of Directors are: (i) to offer levels of compensation which are competitive with those offered by other companies in similar businesses; (ii) to compensate executives based on each executive's level of responsibility and contribution to the Company's business goals; (iii) to link compensation with the Company's financial performance; and (iv) to align the interests of the Company's executives with the interests of the Company's stockholders.

     During the year ended December 31, 1999, the achievement of the foregoing objectives was directed to the support of the Company's principal business strategies, including a continuation of the Company's improved profitability in its core business while cutting costs and reducing overhead, and expanding its revenue base. In its last fiscal year, these strategies resulted in significant improvement to the Company's operations, which demonstrated an increase in consolidated net income of approximately 45% compared to the prior year while the market price of the Company's Common Stock (as more fully described below under "Performance Graph") increased approximately 95%.

     As a result of the foregoing objectives, the compensation program for the Company's executives, including its Chief Executive Officer, has been formulated to consist principally of: (x) base salary; (y) bonuses; and (z) stock options, as follows:

     (i) Base Salary. The Compensation Committee evaluates executive base salaries by level of responsibility, individual performances and the Company's performance, as well as by the need to provide a competitive package that allows the Company to retain key executives. At the commencement of each year, the Chief Executive Officer, in consultation with key executives, establishes individual performance objectives for the ensuing year. After reviewing individual and Company performance and available information on salaries at other companies of similar size (with particular focus on other construction-based operations), the Chief Executive Officer makes recommendations to the Compensation Committee concerning the base salaries of executive officers.

     The Compensation Committee reviews and, with any changes it deems appropriate, approves the recommendations of the Chief Executive Officers for submission to the Board of Directors. Using the same review process, the Compensation Committee makes decisions pertaining to the Chief Executive Officer.

     During the year ended December 31, 1999, remuneration as President and Chief Executive Officer to Mr. Hooper was initially at the rate of $400,000 per annum, which was established in connection with the renegotiation of his employment and severance agreements in the prior year. In March 1999, Mr. Hooper's base salary was increased to $425,000 per annum in connection with the annual review of his performance, at the recommendation of the Compensation Committee and upon authorization of the full Board of Directors. The Company also remains party to certain loan arrangements extended to Mr. Hooper in connection with his relocation to Chesterfield in July 1997, as described under "Certain Agreements with Directors and Executive Officers" above.

     (ii) Cash Bonuses. Under historical guidelines designed to motivate and reward key management personnel through the award of cash bonuses, the Chief Executive Officer and executive officers who report to the Chief Executive Officer, are eligible for bonuses calculated as a percentage of base salary, which in the case of executives who report to the Chief Executive Officer are up to approximately 50% of base salary. Such guidelines have typically provided for an award of cash bonuses based on the achievement of corporate goals recommended by senior executive management and approved by the Board of Directors, individual objectives established for executive management by the Compensation Committee in discussions with the Chief Executive Officer, and an evaluation of executive management by the Compensation Committee.

     For the year ended December 31, 1999, bonus amounts earned by the Chief Executive Officer were in the amount of $425,000, based on the Compensation Committee's evaluation of such specific factors as the Company's continued substantial progress in improving profitability and earnings per share, and the enhanced stockholder value represented by the increased market value of the Company's securities. As part of his employment arrangements entered into in July 1998, Mr. Hooper is entitled to bonus payments in an amount calculated as a percentage of base salary with a center point objective of 50 percent, intended to provide an opportunity of up to twice the center point.

     (iii) Stock Options. The primary purpose of the Company's stock option program is to align the interests of the Company's executive officers more closely with the interests of the Company's stockholders by offering the executives an opportunity to benefit from increases in the market price of the Common Stock. The Company's stock option program provides long-term incentives that have enabled the Company to attract and retain key employees by encouraging their ownership of the Company's Common Stock. In connection with attracting new executive management, the Compensation Committee has typically authorized the grant of options effective upon commencement of employment.

     The Company's current executive officers, collectively, hold options under the Employee Plan and, in the case of Messrs. Hooper and Affholder, under the Director Plan. During the year ended December 31, 1999, the Company authorized an option grant under the Director Plan to the Chief Executive Officer in connection with his annual review for the prior year covering 35,000 shares; in February 2000, as a result of the annual review of performance for 1999, the Company authorized an option grant under the Director Plan to the Chief Executive Officer covering 42,500 shares. In addition, both Mr. Hooper and Mr. Affholder were granted options under the Director Plan commensurate with the grants to all directors in February 2000 (in each case covering 7,500 shares of Common Stock). In defining the limits of option grants for executive officers and in selecting individual officers for options and determining the terms thereof, the Company will continue to take into consideration any factors it deems relevant, including present and potential contributions to the success of the Company.

     Pursuant to the recommendation of the Compensation Committee, the Board of Directors has also adopted, effective February 1, 1999, a non-qualified, deferred compensation plan for key employees, under which highly-compensated employees, including executive management, will be able to defer, at their election, up to specified maximum amounts of compensation by contribution of such amounts to the plan. The plan allows for base pay deferral, when aggregated with 401(k) base pay contributions under the Restated Plan, of up to 15% of base salary, and bonus deferral, in addition to 401(k) bonus contributions under the Restated Plan, of up to 25% of bonus amounts. Under the plan, the Company will match the first 3% of contributions at a 100% rate, and the next 2% of contributions at a 50% rate (limited to compensation up to $160,000 per annum). Contributions under the plan increase by an amount to match the performance of participant-selected indices. The Company has the option to actually invest participant contributions in whatever manner it chooses. Subject to claims of creditors, the Company will pay account balances to participants after termination of employment based on their deferrals into the accounts and the investment performance from their selected indices.
                            ------------------------

     Section 162(m) ("Section 162") of the Internal Revenue Code of 1986, as amended (the "Code"), generally limits federal income tax deductions for compensation paid after 1993 to the Chief Executive Officer and the four other most highly compensated officers of the Company to $1 million per year, but contains an exception for performance-based compensation that satisfies certain conditions. The Company has not adopted an absolute policy regarding Section
162. In making compensation decisions, the Company will consider the net cost of compensation to it and whether it is practicable and consistent with other compensation objectives to qualify the Company's incentive compensation under the applicable exemption of Section 162. The Company anticipates that deductibility of compensation payments will be one among a number of factors used in ascertaining appropriate levels or modes of compensation, and that the Company will make its compensation decision based upon an overall determination of what it believes to be in the best interests of its stockholders.

     The foregoing report on executive compensation is provided by the following directors, constituting the entire Board of Directors:

Robert W. Affholder                                      Thomas N. Kalishman
Paul A. Biddelman                                        Sheldon Weinig
Stephen P. Cortinovis                                    Russell B. Wight, Jr.
Juanita Hinshaw                                          Alfred L. Woods
Anthony W. Hooper

     Notwithstanding anything set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act 1934 which might incorporate future filings, including this Proxy Statement, in whole or in part, the preceding report and the performance graph that follows shall not be deemed incorporated by reference into any such filings.

PERFORMANCE GRAPH

     The following performance graph compares the total stockholder return on the Company's Common Stock to the S&P 500 Index and a Composite Peer Group Index for the past five years. The Composite Peer

Group Index is comprised of Insituform East Incorporated, Utilx Corporation, Michael Baker Corporation, BFC Construction Corporation (formerly Banister Foundation, Inc.), Granite Construction, Inc., MYR Group, Inc. (formerly The LE Meyers Co. Group) and J. Ray McDermott, S.A. (weighted by market capitalization). The graph assumes that $100 was invested in the Company's Common Stock and each Index on December 31, 1994 and that all dividends were reinvested.

                   COMPARISON OF FIVE-YEAR CUMULATIVE RETURN
[COMPARISON GRAPH]

                                                INSITUFORM TECHNOLOGIES,                                  COMPOSITE PEER GROUP
                                                          INC.                    S&P 500 INDEX                   INDEX
                                                ------------------------          -------------           --------------------
1994                                                     100.00                      100.00                      100.00
1995                                                     100.00                      137.58                      129.32
1996                                                      63.44                      169.17                      138.26
1997                                                      66.67                      225.60                      169.76
1998                                                     124.73                      290.08                      281.20
1999                                                     243.01                      351.12                      205.96

INFORMATION CONCERNING CERTAIN STOCKHOLDERS

     The following table sets forth certain information as of March 31, 2000 with respect to the number of shares of Common Stock owned by (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company who owned beneficially any shares of Common Stock, (iii) each executive officer of the Company named in the Summary Compensation Table under "Executive Compensation," and (iv) all directors and executive officers of the Company as a group:


                                                                NUMBER OF SHARES
                                                                 OF COMMON STOCK           PERCENT
BENEFICIAL OWNER                                              BENEFICIALLY OWNED(1)        OF CLASS
----------------                                              ---------------------        --------
Nancy F. Kalishman
  17988 Edison Avenue
  Chesterfield, Missouri 63005..............................        3,055,448(2)             12.4%
T. Rowe Price Associates, Inc.
  100 East Pratt Street
  Baltimore, Maryland 21202.................................        2,539,600(3)             10.3
Interstate Properties
  Park 80 West-Plaza Two
  Saddle Brook, New Jersey 07663(4).........................        1,635,072(5)              6.6

                                                                NUMBER OF SHARES
                                                                 OF COMMON STOCK           PERCENT
BENEFICIAL OWNER                                              BENEFICIALLY OWNED(1)        OF CLASS
----------------                                              ---------------------        --------
       David Mandelbaum
          80 Main Street
          West Orange, New Jersey 07052.....................        1,635,072(5)              6.6
       Steven Roth
          Park 80 West-Plaza Two
          Saddle Brook, New Jersey 07663....................        1,645,072(5)              6.7
       Russell B. Wight, Jr.
          Park 80 West-Plaza Two
          Saddle Brook, New Jersey 07663....................        1,674,235(5)(6)(7)        6.8
Kalmar Investments Inc.
  3701 Kennett Pike
  Greenville, Delaware 19807................................        1,624,873(8)              6.6
Robert W. and Pamela Long Affholder
  5318 West Camino Del Desierto
  Tuscon, Arizona 85745.....................................        1,279,571(9)              5.2
Paul A. Biddelman...........................................           31,500(6)                 (10)
Stephen P. Cortinovis.......................................           36,500(11)                (10)
Juanita H. Hinshaw..........................................            7,500(12)                (10)
Anthony W. Hooper...........................................          259,425(13)             1.0
Thomas N. Kalishman.........................................          448,963(14)             1.8
Sheldon Weinig..............................................           42,600(6)                 (10)
Alfred L. Woods.............................................           37,000(11)                (10)
Robert L. Kelley............................................           42,981(15)                (10)
Carroll W. Slusher..........................................           22,350(16)                (10)
William A. Martin...........................................           29,000                    (10)
Antoine Menard..............................................           29,725(17)                (10)
Joseph A. White.............................................           10,100(18)                (10)
Directors and Executive Officers as a group (13 persons)....        3,923,205(19)            15.5


---------------
 (1) Except as otherwise indicated, as of March 31, 2000 all of such shares are owned with sole voting and investment power.

 (2) Represents: (i) 137,259 shares beneficially owned by Nancy F. Kalishman, individually, (ii) 2,869,274 shares beneficially owned by Xanadu Investments, L.P. (the general partners of which are The Jerome Kalishman Revocable Trust and The Nancy F. Kalishman Revocable Trust, as to each of which Nancy F. Kalishman acts as trustee), and (iii) 48,915 shares (the "Fund Shares") beneficially owned by Nancy F. Kalishman, as trustee of The Jerome and Nancy Kalishman Family Fund. Excludes: (i) 317,388 shares beneficially owned with sole voting and investment power by John Kalishman (including 14,925 shares issuable upon exercise of stock options granted by the Company and exercisable at March 31, 2000), (ii) 302,463 shares beneficially owned with sole voting and investment power by James Kalishman, (iii) 271,797 shares beneficially owned with sole voting and investment power by Susan Kalishman, (iv) 333,963 shares beneficially owned with sole voting and investment power by Thomas N. Kalishman (including 31,500 shares issuable upon exercise of stock options granted by the Company and exercisable at March 31, 2000), and (v) 115,000 shares held by The Jerome and Nancy F. Kalishman Irrevocable Grandchildren's Trust, as to which John, James, Susan and Thomas N. Kalishman (all of whom are children of Nancy F. Kalishman) act as co-trustees and have shared voting and investment power; Nancy F. Kalishman disclaims beneficial ownership of such shares.

 (3) Represents securities as to which T. Rowe Price Associates, Inc. ("Associates") serves as investment advisor beneficially owned by various individual and institutional investors, including 1,550,000 shares beneficially owned by T. Rowe Price Small-Cap Value Fund, Inc. (the "Fund"), a registered investment company. In a Statement on Schedule 13G, as amended, filed with the Securities and Exchange Commission, Associates and the Fund have reported that Associates has sole investment power over all such shares, and that Associates and the Fund have sole voting power over, respectively, 234,800 shares and 1,550,000 shares. Associates disclaims beneficial ownership of all such securities.

 (4) In a Statement on Schedule 13D filed with the Securities and Exchange Commission by Interstate Properties and its partners, such parties have reported that Interstate Properties is a general partnership consisting of David Mandelbaum, Steven Roth and Russell B. Wight, Jr.


 (5) Includes 1,635,072 shares beneficially owned by Interstate Properties.


 (6) Includes 31,500 shares issuable upon exercise of stock options granted by the Company and exercisable at March 31, 2000.

 (7) Includes: (i) 2,991 shares held by a foundation as to which Mr. Wight has sole voting and investment power; and (ii) 4,672 shares held by an investment partnership as to which Mr. Wight has sole voting and investment power.

 (8) In a Statement on Schedule 13G filed with the Securities and Exchange Commission, Kalmar Investments Inc., a registered investment advisor, has reported sole investment power with respect to such shares.

 (9) Represents: (i) 520,906 shares held individually by Robert W. Affholder;
     (ii) 74,165 shares held jointly by Robert W. Affholder and Pamela Long Affholder; (iii) 650,000 shares held by The Affholder Family Partnership L.P., the sole general partners of which are The Robert W. Affholder Revocable Trust and The Pamela Long Affholder Revocable Trust (as to each of which Robert W. Affholder and Pamela Long Affholder are co-trustees);
     (iv) 3,000 shares held by The Robert W. and Pamela Long Affholder Irrevocable Grandchildren's Trust (as to which Robert W. Affholder is co-trustee); and (v) 31,500 shares issuable to Robert W. Affholder upon exercise of stock options granted by the Company and exercisable at March 31, 2000.

(10) Less than one percent.

(11) Includes 36,500 shares issuable upon exercise of stock options granted by the Company and exercisable at March 31, 2000.

(12) Represents 7,500 shares issuable upon exercise of stock options granted by the Company and exercisable at March 31, 2000.

(13) Includes 222,125 shares issuable upon exercise of stock options granted by the Company and exercisable at March 31, 2000.

(14) Excludes shares beneficially owned by Nancy F. Kalishman, as to which Mr. Kalishman disclaims beneficial ownership. Includes (i) 115,000 shares held by The Jerome and Nancy F. Kalishman Irrevocable Grandchildren's Trust, as to which Mr. Kalishman acts as co-trustee with shared voting and investment power; and (ii) 31,500 shares issuable upon exercise of stock options granted by the Company and exercisable at March 31, 2000.

(15) Includes 41,250 shares issuable upon exercise of stock options granted by the Company and exercisable at March 31, 2000 and 500 shares held by Mr. Kelley's spouse.

(16) Includes 1,500 shares held jointly by Mr. Slusher with his spouse and 20,850 shares issuable upon exercise of stock options granted by the Company and exercisable at March 31, 2000.

(17) Includes 29,725 shares issuable upon exercise of stock options granted by the Company and exercisable at March 31, 2000.

(18) Includes 8,100 shares issuable upon exercise of stock options granted by the Company and exercisable at March 31, 2000.

(19) Includes 556,300 shares issuable upon exercise of stock options granted by the Company and exercisable at March 31, 2000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely upon a review of copies of reports received by it pursuant to
Section 16(a) of the Securities Exchange Act of 1934, and the written representations of its incumbent directors and officers, and holders of more than ten percent of any registered class of the Company's equity securities, the Company believes that during 1999 all filing requirements applicable to its directors, officers and ten percent holders under said section were satisfied.

            II.  AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION

     The Board of Directors of the Company, in March 2000, adopted resolutions setting forth the proposed amendment to the first paragraph of Article FOURTH of the Restated Certificate of Incorporation of the Company, declaring the advisability of the amendment and calling for submission of the amendment for approval at the Meeting.

     The following is the text of the first paragraph of Article FOURTH of the Restated Certificate of Incorporation of the Company, as proposed to be amended:


          FOURTH: The corporation shall be authorized to issue sixty-two million (62,000,000) shares consisting of sixty million (60,000,000) Class A common shares, par value one cent ($0.01) per share; and two million (2,000,000) Preferred shares, par value ten cents ($0.10) per share ("Preferred Stock").



     The Company is presently authorized to issue 42,000,000 shares of capital stock, of which 40,000,000 shares are Common Stock, $.01 par value, and 2,000,000 shares are Preferred Stock, $.10 par value ("Preferred Stock"). At the close of business on March 31, 2000, there were outstanding 24,708,957 shares of Common Stock. No shares of Preferred Stock were outstanding at such date. At such date, an additional 2,444,839 shares of Common Stock were reserved for possible future issuance upon exercise of outstanding stock options and options that may be granted under the Company's existing stock option plans, and a further 1,500,000 are proposed to be reserved under the terms of the amendments to, respectively, the Employee Plan, as described below under "III. Amendment to 1992 Employee Stock Option Plan," and the amendment to the Director Plan, described below under "IV. Amendment to the 1992 Director Stock Option Plan." Accordingly, at March 31, 2000, the Company had 12,846,204 shares of Common Stock available for other purposes (including, in such number, 3,128,266 shares of treasury stock held by the Company). Holders of capital stock of the Company do not have any preemptive rights to subscribe for or purchase any shares of capital stock of the Company.


     The proposed amendment to the first paragraph of Article FOURTH of the Restated Certificate of Incorporation will increase the number of authorized shares of capital stock to 62,000,000 shares, of which 60,000,000 shares will be Common Stock, $.01 par value, and 2,000,000 shares will be Preferred Stock, $.10 par value. Thus, the proposed amendment will increase the authorized number of shares of Common Stock from 40,000,000 to 60,000,000 shares and the number of authorized shares of Preferred Stock will remain unchanged. The proposed amendment to the first paragraph of Article FOURTH will not change any other aspect of Article FOURTH. Approval of the amendment to the first paragraph of Article FOURTH of the Restated Certificate of Incorporation of the Company will not of itself cause any change in the capital stock account or surplus account of the Company.

     The overall effect of an issuance of additional shares of Common Stock may be to render more difficult the accomplishment of any attempted takeover or other change in control affecting the Company and/or the removal of the Company's incumbent Board of Directors and management. Information with respect to the ownership of shares of the Company's Common Stock by directors and officers is discussed under "I. Election of Directors" above. The proposal to amend the Restated Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock is not being made as an anti-takeover measure, nor is the proposal being made in response to any specific efforts known to management to obtain control or accumulate the securities of the Company. The Company's management has no knowledge of any such specific efforts.

     Although no commitments have been made, and no particular transactions are pending or intended, with respect to the issuance of any of the additional shares which will be authorized by the amendment to the first paragraph of Article FOURTH, the Board of Directors may determine subsequently that it would be in the interests of the Company's stockholders to effect a split of the issued and outstanding shares of Common Stock, which may take the form of a stock dividend upon each share of existing Common Stock, and believes that the proposed amendment to the Restated Certificate of Incorporation would provide additional flexibility in considering any such action and the ratio of shares that would be distributed. Any such action would depend upon such factors as the future marketability and liquidity of the Common Stock, prevailing market conditions, the likely effect on the market price of the Common Stock and other relevant criteria. The Company also from time to time evaluates, explores and has discussions with respect to future potential acquisitions which may involve the issuance of additional shares, and the Board of Directors of the Company believes it is prudent to have additional shares of Common Stock available for such purpose.

     The additional shares may be also be used for any issuance in connection with future financings, and in connection with employee benefit plans or other corporate purposes. If the proposed amendment is approved, any or all of the shares of Common Stock that are authorized but not issued and outstanding may thereafter be made available for such purposes and on such conditions as the Board of Directors of the Company may determine, without further approval by the stockholders of the Company, unless in connection with a transaction for which stockholder approval is otherwise required under applicable law or the rules of The Nasdaq Stock Market.

     The affirmative vote of the holders of a majority of the issued and outstanding shares of the Company's Common Stock is necessary for the approval and adoption of the proposed amendment. In the opinion of the Board of Directors, the increase in the authorized number of shares of Common Stock will give the Company desired flexibility to meet possible future developments in the Company's business. Accordingly, the Board urges stockholders to vote FOR approval and adoption of the amendment to the Restated Certificate of Incorporation of the Company.

               III.  AMENDMENT TO 1992 EMPLOYEE STOCK OPTION PLAN

     At the Meeting, the Company will propose an amendment of the Employee Plan in order to increase the number of shares of Common Stock issuable pursuant to the exercise of options granted under such plan from 1,850,000 to 2,850,000.

     In June 1992, the stockholders of the Company approved the Employee Plan, under which options to purchase an aggregate of 500,000 shares of Common Stock (as subsequently increased) were subject to grants to key employees who were not directors (including executive officers), as previously adopted by the Board of Directors. In June 1994, the stockholders of the Company approved an increase in the number of authorized shares of Common Stock available for issuance under the Employee Plan to 1,000,000 shares. In June 1998, the stockholders of the Company approved an increase in the number of authorized shares of Common Stock available for issuance under the Employee Plan to 1,850,000 shares. In February 2000, the Board of Directors of the Company approved, subject to approval and adoption by the stockholders of the Company, an increase in the number of authorized shares of Common Stock available for issuance under the Employee Plan to 2,850,000 shares.

SUMMARY OF EMPLOYEE PLAN

     Under the Employee Plan, options to purchase shares of Common Stock may be granted to key employees, including executive officers, of the Company or any subsidiary thereof, and to consultants and other individuals providing services to the Company, through March 31, 2002. Options may not be granted under the Employee Plan to any member of the Board of Directors of the Company (whether or not a key employee or consultant of the Company or any subsidiary).

     The Employee Plan is administered by the Board of Directors of the Company. The Board of Directors determines the persons who are to receive options under the Employee Plan, the number of shares subject to each option and whether such options will be incentive stock options or non-qualified stock options. In selecting individuals for options and determining the terms thereof, the Board of Directors of the Company may take into consideration any factors it deems relevant, including present and potential contributions to the success of the Company. Options granted under the Employee Plan must be exercised within a period fixed by the Board of Directors of the Company, which may not exceed ten years from the date of the grant of the option or, in the case of incentive stock options granted to any holder on the date of grant of more than ten percent of the total combined voting power of all classes of stock of the Company, five years from the date of grant of the option. Options may be made exercisable in whole or in installments, as determined by the Board of Directors of the Company. Pursuant to amendments to the Employee Plan adopted in April 1994, the Board of Directors may authorize a committee of the Board constituted for such purpose to allocate options approved in the aggregate by the Board of Directors among employees who are not officers.

     Options under the Employee Plan may not be transferred other than by will or by the laws of descent and distribution. However, in the discretion of the Board of Directors, the terms of an option may permit the optionee to designate a beneficiary or beneficiaries, in the event of the optionee's death, to exercise the rights of the optionee and receive the stock issued pursuant to the option. During the lifetime of an optionee, options under the Employee Plan may be exercised only by the optionee. The exercise price of an option under the Employee Plan may not be less than the par value per share of the Common Stock, provided that no incentive stock options may be granted at an option price which is less than the market value per share of the Common Stock on the date of grant. In the case of incentive stock options granted to any holder on the date of grant of more than ten per cent of the total combined voting power of all classes of stock of the Company, the exercise price may not be less than 110% of the fair market value of the Common Stock on the date of grant. Unless designated as "incentive stock options" intended to qualify under Section 422 of the Code, options which are granted under the Employee Plan are intended to be "non-qualified stock options". The exercise price may be paid in cash, shares of Common Stock owned by the optionee, or a combination of both.

     The Employee Plan provides that, in the event of changes in the corporate structure of the Company or certain events affecting the Common Stock, the Board of Directors of the Company may, in its discretion, make adjustments with respect to the number and kind of shares which may be issued under the Employee Plan or which are covered by outstanding options, in the exercise price per share, or both. In addition, the Board of Directors may terminate the Employee Plan at any time. No termination or amendment of the Employee Plan may, without the consent of the optionee, adversely affect the rights of such optionee under any option held by such optionee.

TAX STATUS OF EMPLOYEE STOCK OPTIONS

     For federal income tax purposes, an optionee under the Employee Plan will not recognize any income upon the grant of a non-qualified or incentive stock option. Upon the exercise of a non-qualified stock option granted under the Employee Plan, the optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the option stock at the time of exercise over the exercise price of the option. In certain circumstances, where the shares are subject to a substantial risk of forfeiture when acquired or where the optionee is an officer or 10% stockholder of the Company, the date of taxation may be deferred unless the optionee files an election under Section 83(b) of the Code. Subject to the limitations of Section 162(m) of the Code, the Company will be entitled to a tax deduction in the same amount and at the same time as the optionee realizes such income. Upon the sale of shares purchased upon such exercise, the optionee will realize capital gain or loss measured by the difference between the amount realized on the sale and the fair market value of the option stock at the time of exercise of the option. Such capital gain or loss may be short-term or long-term, depending upon the length of time such shares were held by the optionee.

     In contrast, an optionee will not be taxed upon exercise of an incentive stock option granted under the Employee Plan, and the Company will not be entitled to a deduction from income in respect thereof. If the optionee retains the shares transferred to him upon exercise of an incentive stock option granted under the Employee Plan for more than one year after the date of issuance of the stock and two years after the date of grant of the option, any gain or loss realized on a subsequent sale of the shares by the optionee will be treated as long-term capital gain or loss. If, on the other hand, the optionee sells the shares within one year after the date of transfer or two years after the date of grant of the option, the optionee will realize ordinary income, and the Company will be entitled to a deduction from income, to the extent of the excess of the value of the shares on the date of exercise or the amount realized on the sale (whichever is less) over the exercise price. Any excess of the sale price over the value of the shares on the date of exercise will be treated as capital gain. The spread between the fair market value of the shares on the date of exercise and the exercise price constitutes a tax preference item for purposes of the alternative minimum tax which, under certain circumstances, could cause tax liability as a result of the exercise.

     The foregoing statements are based upon current federal income tax laws and regulations and are subject to change if the tax laws and regulations, or interpretations thereof, change.

NEW PLAN BENEFITS

     The grant of options pursuant to the additional authorization proposed under the Employee Plan to eligible employees and consultants, including the individuals in the Summary Compensation Table under "I. Election of Directors -- Executive Compensation", is currently subject to the discretion of the Board of Directors. As of the date of this Proxy Statement, there has been no action taken by the Board of Directors with respect to awards under the additional authorization proposed under the Employee Plan.

     During the year ended December 31, 1999, options to purchase an aggregate of 50,000 shares of Common Stock were granted under the Employee Plan to all executive officers as a group, of which options with respect to 35,000 shares were granted at an exercise price of $14.44 per share and options with respect to 15,000 shares were granted at an exercise price of $20.50 per share, in each case equal to the closing price of the Common Stock on The Nasdaq National Market on the date of grant. During such year, options to purchase an aggregate of 408,000 shares of Common Stock were granted under the Employee Plan to all other employees of the Company as a group (including officers who are not executive officers), of which options with respect to 391,500 shares were granted at an exercise price of $14.44 per share and options with respect to 16,500 shares were granted at an exercise price of $21.50 per share, in each case equal to the closing price of the Common Stock on The Nasdaq National Market on the date of grant. Options granted under the Employee Plan during 1999 to the individuals named in the Summary Compensation Table are set forth under "I. Election of Directors -- Executive Compensation -- Option Grant Table." No options were granted under the Employee Plan during 1999 to directors or nominees (including executive officers who are directors or nominees). At March 30, 2000, the closing price per share of the Common Stock on The Nasdaq National Market was $29.63.

AMENDMENT OF THE EMPLOYEE PLAN


     As of March 31, 2000, an aggregate of 1,281,233 shares of Common Stock remained subject to options granted and outstanding under the Employee Plan. As of such date, 335,306 shares of Common Stock had been issued under the Employee Plan from its inception. On March 31, 2000, the Company had approximately 1,600 full-time employees.


     There will be presented to the stockholders at the Meeting, a proposal to amend the Employee Plan to increase from 1,850,000 to 2,850,000 the number of shares of Common Stock available for options under the Employee Plan as set forth below.

     Section 3 of the Employee Plan would be amended so that the first sentence thereof would provide as follows:

        There shall be available for options under the Plan a total of 2,850,000 shares of Common Stock, subject to any adjustments which may be made pursuant to Section 5(f) hereof.

     The amendment to the Employee Plan will not be made effective unless it is approved and adopted by the holders of a majority of the shares of the Company's Common Stock present in person or represented by proxy and entitled to vote at the Meeting. The Board of Directors regards the number of shares remaining available under the Employee Plan for new options as insufficient for the future requirements of the Company. The Board of Directors believes that the benefits of stockholder approval and adoption of the amendment to the

Employee Plan are desirable for the Company and will assist in effectuating the objectives of the Employee Plan. Accordingly, the Board urges stockholders to vote FOR approval and adoption of the amendment to the Employee Plan.

               IV.  AMENDMENT TO 1992 DIRECTOR STOCK OPTION PLAN

     At the Meeting, the Company will propose an amendment of the Director Plan in order to increase the number of shares of Common Stock issuable pursuant to the exercise of options granted under such plan from 1,000,000 to 1,500,000.

     In June 1992, the stockholders of the Company approved the Director Plan, under which options to purchase an aggregate of 500,000 shares of Common Stock (as subsequently increased) were subject to grants to directors (including executive officers), as previously adopted by the Board of Directors. In June 1998, the stockholders of the Company approved an increase in the number of authorized shares of Common Stock available for issuance under the Director Plan to 1,000,000 shares. In February 2000, the Board of Directors of the Company approved, subject to approval and adoption by the stockholders of the Company, an increase in the number of authorized shares of Common Stock available for issuance under the Director Plan to 1,500,000 shares.

SUMMARY OF DIRECTOR PLAN

     Under the Director Plan, options to purchase shares of Common Stock may be granted to directors of the Company, including officers, key employees and consultants providing services to the Company, through March 31, 2002.

     The Director Plan is administered by the Board of Directors of the Company. The Board of Directors of the Company determines the persons who are to receive options under the Director Plan, the number of shares to be subject to each option and whether such options will be incentive stock options or non-qualified stock options. In selecting individuals for options and determining the terms thereof, the Board of Directors of the Company may take into consideration any factors it deems relevant, including present and potential contributions to the success of the Company. Options granted under the Director Plan must be exercised within a period fixed by the Board of Directors of the Company, which may not exceed ten years from the date of the grant of the option or, in the case of incentive stock options granted to any holder on the date of grant of more than ten percent of the total combined voting power of all classes of stock of the Company, five years from the date of grant of the option. Options may be made exercisable in whole or in installments, as determined by the Board of Directors of the Company.

     Options under the Director Plan may not be transferred other than by will or by the laws of descent and distribution. However, in the discretion of the Board of Directors, the terms of an option may permit the optionee to designate a beneficiary or beneficiaries, in the event of the optionee's death, to exercise the rights of the optionee and receive the stock issued pursuant to the option. During the life of an optionee, options under the Director Plan may be exercised only by the optionee. The exercise price of an option under the Director Plan may not be less than par value per share of the Common Stock provided that no incentive stock options may be granted at an option price which is less than the market value per share of the Common Stock on the date of grant. In the case of incentive stock options granted to any holder on the date of grant of more than ten percent of the total combined voting power of all classes of stock of the Company, the exercise price may not be less than 110% of the fair market value of the Common Stock on the date of grant. Unless designated as "incentive stock options" intended to qualify under Section 422 of the Code, options which are granted under the Director Plan are intended to be "non-qualified stock options". The exercise price may be paid in cash, shares of Common Stock owned by the optionee, or a combination of both.

     The Director Plan provides that, in the event of changes in the corporate structure of the Company or certain events affecting the Common Stock, the Board of Directors of the Company may, in its discretion make adjustments with respect to the number and kind of shares which may be issued under the Director Plan or which are covered by outstanding options, in the exercise price per share, or both. The Board of Directors may terminate the Director Plan at any time. No termination or amendment of the Director Plan may, without the consent of the optionee, adversely affect the events of such optionee under any option held by such optionee.

TAX STATUS OF DIRECTOR STOCK OPTIONS

     For federal income tax purposes, an optionee under the Director Plan will not recognize any income upon the grant of a non-qualified or incentive stock option. Upon the exercise of a non-qualified stock option granted under the Director Plan, the optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the option stock at the time of exercise over the exercise price of the option. In certain circumstances, where the shares are subject to a substantial risk of forfeiture when acquired or where the optionee is an officer, director or 10% stockholder of the Company, the date of taxation may be deferred unless the optionee files an election under
Section 83(b) of the Code. Subject to the limitations of Section 162(m) of the Code, the Company will be entitled to a tax deduction in the same amount and at the same time as the optionee realizes such income. Upon the sale of shares purchased upon such exercise, the optionee will realize capital gain or loss measured by the difference between the amount realized on the sale and the fair market value of the option stock at the time of exercise of the option. Such capital gain or loss may be short-term or long-term, depending upon the length of time such shares were held by the optionee.

     In contrast, an optionee will not be taxed upon exercise of an incentive stock option granted under the Director Plan, and the Company will not be entitled to a deduction from income in respect thereof. If the optionee retains the shares transferred to him upon exercise of an incentive stock option granted under the Director Plan for more than one year after the date of issuance of the stock and two years after the date of grant of the option, any gain or loss realized on a subsequent sale of the shares by the optionee will be treated as long-term capital gain or loss. If, on the other hand, the optionee sells the shares within one year after the date of transfer or two years after the date of grant of the option, the optionee will realize ordinary income, and the Company will be entitled to a deduction from income, to the extent of the excess of the value of the shares on the date of exercise or the amount realized on the sale (whichever is less) over the exercise price. Any excess of the sale price over the value of the shares on the date of exercise will be treated as capital gain. The spread between the fair market value of the shares on the date of exercise and the exercise price constitutes a tax preference item for purposes of the alternative minimum tax which, under certain circumstances, could cause tax liability as a result of the exercise.

     The foregoing statements are based upon current federal income tax laws and regulations and are subject to change if the tax laws and regulations, or interpretations thereof, change.

NEW PLAN BENEFITS

     The grant of options pursuant to the additional authorization proposed under the Director Plan to directors (including employees who are directors) is currently subject to the discretion of the Board of Directors. As of the date of this Proxy Statement, there has been no action taken by the Board of Directors with respect to awards under the additional authorization proposed under the Director Plan.

     During the year ended December 31, 1999, options to purchase an aggregate of 35,000 shares of Common Stock were granted under the Director Plan to Anthony
W. Hooper, a director of the Company who is a nominee for election at the Meeting and who is also named in the Summary Compensation Table (as set forth under "I. Election of Directors -- Executive Compensation -- Option Grant Table"). Accordingly, of such grants, options to purchase an aggregate of 35,000 shares of Common Stock were granted to all executive officers as a group, and no such options were granted to directors who were not executive officers or to other employees of the Company. All such options were granted at an exercise price of $18.63 per share, equal to the closing price of the Common Stock on The Nasdaq National Market on the date of grant. At March 30, 2000, the closing price per share of the Common Stock on The Nasdaq National Market was $29.63.

AMENDMENT OF THE DIRECTOR PLAN

     As of March 31, 2000, an aggregate of 660,500 shares of Common Stock were subject to options granted and outstanding under the Director Plan. As of March 31, 2000, 156,310 shares had been issued under the Director Plan from its inception. On such date, the Company had nine directors.

     There will be presented to the stockholders at the Meeting, a proposal to amend the Director Plan to increase from 1,000,000 to 1,500,000 the number of shares of Common Stock available for options under the Director Plan as set forth below.

     Section 3 of the Director Plan would be amended so that the first sentence thereof would provide as follows:

        There shall be available for options under the Plan a total of 1,500,000 shares of Common Stock, subject to any adjustments which may be made pursuant to Section 5(f) hereof.

     The amendment to the Director Plan will not be made effective unless it is approved and adopted by the holders of a majority of the shares of the Company's Common Stock present in person or represented by proxy and entitled to vote at the Meeting. The Board of Directors regards the number of shares remaining available under the Director Plan for new options as insufficient for the future requirements of the Company. The Board of Directors believes that the benefits of stockholder approval and adoption of the amendment to the Director Plan are desirable for the Company and will assist in effectuating the objectives of the Director Plan. Accordingly, the Board urges stockholders to vote FOR approval and adoption of the amendment to the Director Plan.

                   V.  RELATIONSHIP WITH INDEPENDENT AUDITORS

     The Board of Directors has selected Arthur Andersen LLP, independent certified public accountants, as the auditors of the Company for the fiscal year ending December 31, 2000. Such firm has audited the consolidated financial statements of the Company for the fiscal year ended December 31, 1999. The Board of Directors considers Arthur Andersen LLP to be eminently qualified.

     One or more representatives of Arthur Andersen LLP will attend the Meeting, will have an opportunity to make a statement and will respond to appropriate questions from stockholders.

                               VI.  OTHER MATTERS

     The Board of Directors of the Company does not know of any other matters which may be brought before the Meeting. However, if any such other matters are properly presented for action, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby in accordance with their judgment on such matters.

                              VII.  MISCELLANEOUS

     If the accompanying form of proxy is executed and returned, the shares represented thereby will be voted in accordance with the terms of the proxy, unless the proxy is revoked. If no directions are indicated in such proxy, the shares represented thereby will be voted FOR approval and adoption of the amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock, FOR approval and adoption of the amendment to the Employee Plan, FOR approval and adoption of the amendment to the Director Plan and, in the election of directors, in favor of the nine nominees proposed by the Board of Directors. Any proxy may be revoked at any time before it is exercised by giving written notice to the Secretary of the Company prior to the actual vote at the Meeting. The casting of a later dated ballot or proxy at the Meeting by a stockholder who may theretofore have given a proxy will have the effect of revoking the initial proxy.

     All costs relating to the solicitation of proxies will be borne by the Company. Proxies may be solicited by officers, directors and regular employees of the Company and its subsidiaries personally, by mail or by telephone or telegraph, and the Company may pay brokers and other persons holding shares of stock in their names or those of their nominees for the reasonable expenses in sending soliciting material to their principals. The Company has engaged Morrow & Co., 444 Park Avenue, New York, New York 10022, to aid in the solicitation of proxies with respect to the Meeting for a fee estimated at $7,500 plus reimbursement for reasonable and customary out-of-pocket expenses.

     It is important that proxies be returned promptly. Stockholders who do not expect to attend the Meeting in person are urged to mark, sign and date the accompanying form of proxy and mail it in the enclosed return envelope, which requires no postage if mailed in the United States, so that their votes can be recorded.

STOCKHOLDER PROPOSALS

     The Company's By-laws provide that, in order for a stockholder to nominate a candidate for director at a meeting of stockholders, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. In the case of an annual meeting of stockholders, to be timely a stockholder's notice must ordinarily be delivered to or mailed and received at the principal executive offices of the Company not less than 90 days (which for the 2001 annual meeting of stockholders would be February 24, 2001) nor more than 120 days (which for the 2001 annual meeting of stockholders would be January 25, 2001) prior to the anniversary date of the preceding year's annual meeting of stockholders.

     However, in the event that the date of the annual meeting is advanced or delayed by more than 30 days compared to the date of the preceding year's annual meeting, notice by the stockholder to be timely made must be received not later than the close of business on the later of (i) the ninetieth day prior to the meeting, or (ii) the tenth day following the date on which the date set for the meeting is first announced publicly. Any stockholder filing a notice of nomination must include the information required by the Company's By-laws, including information about the nominee, as well as the name and address of the stockholder and the number of shares of Common Stock held by the stockholder.

     In order for a stockholder to bring other business before an annual meeting of stockholders subsequent to the Meeting, the stockholder must have given timely notice thereof in writing to the Secretary of the Company within the time limits described above. Such notice must include the information required by the Company's By-laws, including a description of the proposed business, the reasons therefor, and any interest the stockholder has in such business.

     In the event that a stockholder fails to notify the Company within the time limits described above of an intent to be present at the Company's 2001 annual meeting of stockholders in order to present a proposal for a vote, the Company will have the right to exercise its discretionary authority to vote against the proposal, if presented, without including any information about the proposal in its proxy materials. The foregoing requirements are separate from and in addition to the requirements of the Securities and Exchange Commission that a stockholder must meet to have a proposal included in the Company's Proxy Statement. Stockholder proposals intended to be presented at the 2001 annual meeting must be received by the Company by December 18, 2000 in order to be considered for inclusion in the Company's Proxy Statement relating to such meeting.

                                          HOWARD KAILES,
                                          Secretary

Chesterfield, Missouri
April 17, 2000

                                                                      Appendix 1
                          INSITUFORM TECHNOLOGIES, INC.

                         1992 EMPLOYEE STOCK OPTION PLAN




                  1. Purposes of Plan. The purposes of this Plan, which shall be known as the Insituform Technologies, Inc. 1992 Employee Stock Option Plan, and is hereinafter referred to as the "Plan", are (i) to provide incentives for key employees of Insituform Technologies, Inc. (the "Company") and any parent and subsidiary corporations (within the respective meanings of Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"), and referred to herein as "Parent" and "Subsidiary," respectively), and to consultants and other individuals providing services to such companies, by encouraging their ownership of the class A common stock, $.01 par value (the "Common Stock"), of the Company, and (ii) to aid the Company in retaining such key employees and other persons, upon whose efforts the Company's success and future growth depends, and attracting other such employees and other persons.

                  2. Administration. The Plan shall be administered by the Board of Directors of the Company or, as determined by the Board of Directors in its sole discretion, by a committee from time to time appointed by the Board of Directors and consisting of not less than two of its members (the Board of Directors, or such committee, for purposes of this Plan hereinafter referred to as the "Committee"), as hereinafter provided. Subject to the terms of the Plan, the Committee shall have plenary authority to determine the key employees, consultants and other individuals to whom options are to be granted under the Plan, the number of shares to be subject to each such option, the terms and conditions upon which the options are granted and are exercisable and whether such options will be incentive stock options or non-qualified stock options. For purposes of administration, the Committee, subject to the terms of the Plan, shall have plenary authority to establish such rules and regulations, make such determinations and interpretations and take such other administrative actions as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be final, conclusive and binding on all persons, including Optionees (as hereinafter defined) and their legal representatives and beneficiaries.

                  The Board of Directors shall designate one of the members of the Committee as its Chairman. The Committee shall hold its meetings at such times and at such places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all members shall be as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary (who need not be a member of the Committee). No member of the Committee shall be liable for any act or omission with respect to his service on the Committee if he acts in good faith and in a manner he reasonably believes to be in or not opposed to the best interests of the Company. Service on the Committee shall constitute service as a director of the Company for all purposes.

                  The Committee may, in its sole discretion, authorize the Non-Insider Stock Option Committee (the "Non-Insider Committee") of the Board of Directors to determine the key employees, consultants and other individuals to whom options otherwise authorized by the Committee are to be granted, in each case subject to the terms of the Plan and such authorization by the Committee and insofar as such optionees do not constitute "officers", for purposes of
Section 16 of the Securities and Exchange Act of 1934; and, in the event the Non-Insider Committee does not determine such individuals, shares of Common Stock otherwise covered by options authorized by the Committee and submitted to the Non-Insider Stock Option Committee shall be available for further options hereunder.

                  The Non-Insider Committee shall be appointed from time to time by the Board of Directors and shall consist of one or more of its members, who need not be members of the Committee. The Non-Insider Committee shall hold its meetings at such times and at such places as it may determine. A majority of its members shall constitute a quorum. All determinations made by the Non-Insider Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all members shall be effective as if it had been made by a majority vote at a meeting duly called and held. The Non-Insider Committee may appoint a Secretary (who need not be a member of the Committee). No member of the Non-Insider Committee shall be liable for any act or omission with respect to his service on the Committee if he acts in good faith and in a manner he reasonably believes to be in or not opposed to the best interests of the Company. Service on the Non-Insider Committee shall constitute service as a director of the Company for all purposes.

                  3. Stock Available for Options. There shall be available for options under the Plan a total of 2,850,000 shares of Common Stock, subject to any adjustments which may be made pursuant to Section 5(f) hereof. Shares of Common Stock used for purposes of the Plan may be either authorized and unissued shares, or previously issued shares held in the treasury of the Company, or both. Shares of Common Stock covered by options which have terminated or expired prior to exercise shall be available for further options hereunder.

                  4. Eligibility. Options under the Plan may be granted to key employees of the Company or any Parent or Subsidiary thereof, including officers of the Company or any Parent or Subsidiary thereof, and to consultants and other individuals providing services to the Company or any Parent or Subsidiary. Options may not be granted under the Plan to any member of the Board of Directors of the Company (whether or not a key employee of, or a consultant or other individual providing services to, the Company or any Parent or Subsidiary). Options may be granted to eligible individuals whether or not they hold or have held options previously granted under the Plan or otherwise granted or assumed by the Company. In selecting individuals for options, the Committee (with reference to any action of the Non-Insider Committee, if and to the extent authorized pursuant to Section 2) may take into consideration any factors it may deem relevant, including its estimate of the individual's present and potential contributions to the success of the Company and/or any Parent or Subsidiary thereof. Service as a consultant of or to the Company or any Parent or Subsidiary shall be considered employment for purposes of the Plan (and the period of such service shall be considered the period of employment for purposes of Section 5(d) of the Plan); provided, however, that incentive stock options may be granted under the Plan only to an individual who is an "employee" (as such term is used in Section 422 of the Code) of the Company or any Subsidiary or Parent.

                  5. Terms and Conditions of Options. The Committee (with reference to any action of the Non-Insider Committee, if and to the extent authorized pursuant to Section 2) shall, in its discretion, prescribe the terms and conditions of the options to be granted hereunder which terms and conditions need not be the same in each case, subject to the following:

                           (a) Option Price. The price at which each share of
Common Stock covered by an option granted under the Plan may be purchased shall be determined by the Committee (with reference to any action of the Non-Insider Committee, if and to the extent authorized pursuant to Section 2) and shall not be less than the lesser of (i) the tangible book value per share of Common Stock, determined in accordance with generally accepted accounting principles, as of the end of the fiscal quarter of the Company immediately preceding the fiscal quarter in which the option is granted, or (ii) the market value per share of Common Stock on the date of grant of an option as determined pursuant to Section 5(c). The date of the grant of an option shall be the date specified by the Committee (with reference to any action of the Non-Insider Committee, if and to the extent authorized pursuant to Section 2) in its grant of the option.

                           (b) Option Period. The period for exercise of an
option shall in no event be more than ten years from the date of grant. Options may, in the discretion of the Committee, be made exercisable in installments during the option period. Any shares not purchased on any applicable installment date may be purchased thereafter at any time before the expiration of the option period.

                           (c) Exercise of Options. In order to exercise an
option, the holder thereof (the "Optionee") shall deliver to the Company written notice specifying the number of shares of Common Stock to be purchased, together with cash or a certified or bank cashier's check payable to the order of the Company in the full amount of the purchase price therefor; provided that, for the purpose of assisting an Optionee to exercise an option, the Company may make loans to the Optionee or guarantee loans made by third parties to the Optionee, on such terms and conditions as the Board of Directors may authorize and approve; and provided further that such purchase price may be paid in shares of Common Stock owned by the Optionee having a market value on the date of exercise equal to the aggregate purchase price, or in a combination of cash and Common Stock. For purposes of the Plan, the market value per share of Common Stock shall be the last sale price regular way on the date of reference, or, in case no sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange, the last sale price of the Common Stock as reported on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System on such date, or if the Common Stock is not so reported, the average of the closing high bid and low asked prices of the Common Stock in the over-the-counter market on such date, as reported on the NASDAQ system, or if there are no such prices reported on the NASDAQ system on such date, as furnished to the Committee by a New York Stock Exchange member selected from time to time by the Committee for such purpose. If there is no bid or asked price reported on any such date, the market value shall be determined by the Committee in accordance with the regulations promulgated under Section 2031 of the Code, or by any other appropriate method selected by the Committee. An Optionee shall have none of the rights of a stockholder until the shares of Common Stock are issued to him. An option may not be exercised for less than ten shares of Common Stock, or the number of shares of Common Stock remaining subject to such option, whichever is smaller.

                           (d) Effect of Termination of Employment. An option
may not be exercised after the Optionee has ceased to be in the employ of the Company or any Parent or Subsidiary, except in the following circumstances:

                           (i) if the Optionee's employment is terminated at or
                  after age 60 (unless the employer shall have grounds to terminate the Optionee's employment for "cause" [as hereinafter defined]) or by action of the Optionee's employer for reasons other than cause, the option may be exercised by the Optionee within 30 days after such termination, but only as to any shares exercisable on the date the Optionee's employment so terminates;

                           (ii) if the Optionee's employment is terminated by
                  reason of the Optionee's total and permanent disability (pursuant to the terms of any employee disability benefit plan maintained by the Company or any Parent or Subsidiary thereof) while employed by the Company or any Parent or Subsidiary thereof (unless the employer shall have grounds to terminate the Optionee's employment for cause), the option shall thereupon become exercisable in full by the Optionee within 30 days after such termination;

                           (iii) in the event of the death of the Optionee
                  during the 30-day period after termination of employment covered by (i) above, the Optionee's beneficiary or the person or persons to whom his rights are transferred by will or the laws of descent and distribution shall have a period of one year from the date of his death to exercise any options which were exercisable by the Optionee at the time of his death;

                           (iv) in the event of the death of the Optionee while
                  employed, the option shall thereupon become exercisable in full, and the person or persons to whom the Optionee's rights are transferred by will or the laws of descent and distribution shall have a period of one year from the date of the Optionee's death to exercise such option.

The provisions of the foregoing clauses (ii) and (iii) shall apply to any outstanding options which are incentive stock options to the extent permitted by
Section 422(d) of the Code and such outstanding options in excess thereof shall, immediately upon the occurrence of the event described in the foregoing clauses
(ii) and (iii), be treated for all purposes of the Plan as nonstatutory stock options and shall be immediately exercisable as such as provided in the foregoing clauses (ii) and (iii).

         For purposes of this Plan, the term "cause" shall be defined to mean the Optionee's: (i) breach of any undertaking by the Optionee not to compete with the Company or any Parent or Subsidiary thereof; (ii) breach of any undertaking by the Optionee to keep and maintain confidential information of the Company or any Parent or Subsidiary thereof in strictest confidence, or (iii) causing or inducing, or attempting to cause or induce, either directly or indirectly, any employees, sales representatives, consultants or other personnel of the Company or any Parent or Subsidiary thereof to terminate their relationships or employment or breach their agreements with the Company or any Parent or Subsidiary thereof, or requesting or advising any of the customers, suppliers, or other business contacts of the Company or any Parent or Subsidiary thereof to withdraw, curtail or cancel their business with the Company or any Parent or Subsidiary thereof.

                  In no event shall any option be exercisable more than ten years from the date of grant thereof. Nothing in the Plan or in any option granted pursuant to the Plan (in the absence of an express provision to the contrary) shall confer on any individual any right to continue in the employ of the Company or any Parent or Subsidiary thereof or interfere in any way with the right of the Company to terminate his employment at any time.

                           (e) Nontransferability of Options. During the
lifetime of an Optionee, options held by such Optionee shall be exercisable only by him. No option shall be transferable other than by will or by the laws of descent and distribution; provided, however, that Options may, in the discretion of the Committee, permit the Optionee to designate a beneficiary or beneficiaries, in the event of the Optionee's death, to exercise the rights of the Optionee and receive the Stock issued pursuant to the Option. Such beneficiary designation shall be in such form as shall be prescribed by the Committee, shall be effective upon delivery to the Company, and when effective shall revoke all prior designations. If an Optionee dies with no such beneficiary designation in effect, the Option shall be transferred by will or pursuant to the laws of descent and distribution.

                           (f) Adjustments for Change in Stock Subject to Plan
and Other Events. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of the Company, the Committee shall make such adjustments, if any, as it deems appropriate in the number and kind of shares subject to the Plan, in the number and kind of shares covered by outstanding options, or in the option price per share.

                           (g) Registration, Listing and Qualification of Shares
of Stock. Each option shall be subject to the requirement that if at any time the Board of Directors shall determine that the registration, listing or qualification of the shares of Common Stock covered thereby upon any securities exchange or under any federal or state law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of such option or the purchase of shares of Common Stock thereunder, no such option may be exercised unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. The Company may require that any person exercising an option shall make such representations and agreements and furnish such information as it deems appropriate to assure compliance with the foregoing or any other applicable legal requirement.

                           (h) Other Terms and Conditions. The Committee may
impose such other terms and conditions, not inconsistent with the terms hereof, on the grant or exercise of options, as it deems advisable.

                  6. Provisions Applicable to Incentive Stock Options. The Committee (with reference to any action of the Non-Insider Committee, if and to the extent authorized pursuant to Section 2) may, in its discretion, grant "incentive stock options" (within the meaning of Section 422 of the Code) under the Plan to eligible employees, provided, however, that: (a) no such incentive stock option shall be granted at an option price which is less than the market value per share of Common Stock on the date of the grant; (b) no such incentive stock option shall be issued to any one Optionee if the aggregate fair market value, determined at the time of the grant of such incentive stock options, of the shares with respect to which such incentive stock options are exercisable for the first time by such Optionee during any calendar year, together with all options under any other incentive stock option plan of the Company exercisable during such year, exceeds $100,000; (c) no such incentive stock option shall be granted to any Optionee who at the time such option is granted owns more than 10 percent of the total combined voting stock of the Company unless (i) the option price is not less than 110 percent of the fair market value per share of stock on the date of the grant, and (ii) the option is not exercisable after five years from the date such option is granted; and (d) Section 5(d)(iii) hereof shall not apply to any incentive stock option.

                  7. Withholding Tax. Upon the disposition by any person of shares of Common Stock acquired pursuant to the exercise of an option granted pursuant to the Plan, the Company shall have the right to require such person to pay the Company the amount of any taxes which the Company may be required to withhold with respect to such shares.

                  8. Amendment and Termination. Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on, and no option shall be granted thereunder after March 31, 2002; provided, however, that the Board of Directors may at any time prior to that date terminate the Plan. The Board of Directors may at any time amend the Plan; provided, however, that, except as contemplated in Section 5(f) hereof, the Board of Directors shall not, without approval by a majority of the votes cast by the stockholders of the Company at a meeting of stockholders at which a proposal to amend the Plan is voted upon: (i) increase the maximum number of shares of Common Stock for which options may be granted under the Plan, (ii) change the formula as to minimum option prices, (iii) extend the period during which options may be granted or exercised, or (iv) amend the requirements as to the class of persons eligible to receive options. No termination or amendment of the Plan may, without the consent of an Optionee, adversely affect the rights of such Optionee under any option held by such Optionee.

                  9. Effectiveness of Plan. The Plan will not be made effective unless approved by a majority of the votes cast by the stockholders of the Company at a meeting of stockholders within twelve (12) months from the date the Plan is adopted by the Board of Directors, duly called and held for such purpose, and no option granted hereunder shall be exercisable prior to such approval.

                  10. Other Actions. Nothing contained in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including but not by way of limitation, the right of the Company to grant or assume options for proper corporate purposes other than under the Plan with respect to any employee or other person, firm, corporation or association.

                                                                      Appendix 2

                         INSITUFORM TECHNOLOGIES, INC.

                        1992 DIRECTOR STOCK OPTION PLAN



            1. Purposes of Plan. The purposes of this Plan, which shall be known as the Insituform Technologies, Inc. 1992 Director Stock Option Plan, and is hereinafter referred to as the "Plan", are (i) to provide incentives for members of the Board of Directors of Insituform Technologies, Inc. (the "Company") by encouraging their ownership of the class A common stock, $.01 par value (the "Common Stock"), of the Company, and (ii) to aid the Company in retaining such directors, upon whose efforts the Company's success and future growth depends, and attracting other such directors.

            2. Administration. The Plan shall be administered by the Board of Directors of the Company or, as determined by the Board of Directors in its sole discretion, by a committee from time to time appointed by the Board of Directors and consisting of not less than two of its members (the Board of Directors, or such committee, for purposes of this Plan hereinafter referred to as the "Committee"), as hereinafter provided. Subject to the terms of the Plan, the Committee shall have plenary authority to determine the directors to whom options are to be granted, the number of shares to be subject to each such option, the terms and conditions upon which the options are granted and are exercisable, and whether such options will be incentive stock options or non-qualified stock options. For purposes of administration, the Committee, subject to the terms of the Plan, shall have plenary authority to establish such rules and regulations, make such determinations and interpretations, and take such other administrative actions as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be final, conclusive and binding on all persons, including Optionees (as hereinafter defined) and their legal representatives and beneficiaries.

            The Board of Directors shall designate one of the members of the Committee as its Chairman. The Committee shall hold its meetings at such times and at such places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all members shall be as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary (who need not be a member of the Committee). No member of the Committee shall be liable for any act or omission with respect to his service on the Committee if he acts in good faith and in a manner he reasonably believes to be in or not opposed to the best interests of the Company. Service on the Committee shall constitute service as a director of the Company for all purposes.

            3. Stock Available for Options. There shall be available for options under the Plan a total of 1,500,000 shares of Common Stock, subject to any adjustments which may be made pursuant to Section 5(f) hereof. Shares of Common Stock used for purposes of the Plan may be either authorized and unissued shares, or previously issued shares held in the treasury of the Company, or both. Shares of Common Stock covered by options which have terminated or expired prior to exercise shall be available for further options hereunder.

            4. Eligibility. Options under the Plan may be granted to directors of the Company (including officers, key employees and consultants of the Company). Options may be granted to such directors whether or not they hold or have held options previously granted under the Plan or otherwise granted or assumed by the Company. In selecting directors for options, the Committee may take into consideration any factors it may deem relevant, including its estimate of the director's present and potential contributions to the success of the Company.

            5. Terms and Conditions of Options. The Committee shall, in its discretion, prescribe the terms and conditions of the options to be granted hereunder which terms and conditions need not be the same in each case, subject to the following:

                  (a) Option Price. The price at which each share of Common Stock covered by an option granted under the Plan may be purchased shall be determined by the Committee and shall not be less than the lesser of (i) the tangible book value per share of Common Stock, determined in accordance with generally accepted accounting principles, as of the end of the fiscal quarter of the Company immediately preceding the fiscal quarter in which the option is granted, or (ii) the market value per share of Common Stock on the date of grant of an option as determined pursuant to Section 5(c). The date of the grant of an option shall be the date specified by the Committee in its grant of the option.

                  (b) Option Period. The period for exercise of an option shall in no event be more than ten years from the date of grant. Options may, in the discretion of the Committee, be made exercisable in installments during the option period. Any shares not purchased on any applicable installment date may be purchased thereafter at any time before the expiration of the option period.

                  (c) Exercise of Options. In order to exercise an option, the holder thereof (the "Optionee") shall deliver to the Company written notice specifying the number of shares of Common Stock to be purchased, together with cash or a certified or bank cashier's check payable to the order of the Company in the full amount of the purchase price therefor; provided that, for the purpose of assisting an Optionee to exercise an option, the Company may make loans to the Optionee or guarantee loans made by third parties to the Optionee, on such terms and conditions as the Board of Directors may authorize; and provided further that such purchase price may be paid in shares of Common Stock owned by the Optionee having a market value on the date of exercise equal to the aggregate purchase price, or in a combination of cash and Common Stock. For purposes of the Plan, the market value per share of Common Stock shall be the last sale price regular way on the date of reference, or, in case no sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange, the last sale price of the Common Stock as reported on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System on such date, or if the Common Stock is not so reported, the average of the closing high bid and low asked prices of the Common Stock in the over-the-counter market on such date, as reported on the NASDAQ system, or if there are no such prices reported on the NASDAQ system on such date, as furnished to the Committee by a New York Stock Exchange member selected from time to time by the Committee for such purpose. If there is no bid or asked price reported on any such date, the market value shall be determined by the Committee in accordance with the regulations promulgated under Section 2031 of the Code, or by any other appropriate method selected by the Committee. An Optionee shall have none of the rights of a stockholder until the shares of Common Stock are issued to him. An option may not be exercised for less than 1,000 shares of Common Stock, or the number of shares of Common Stock remaining subject to such option, whichever is smaller.

                  (d) Effect of Termination of Service. An option may not be exercised after the Optionee has ceased to be in the service of the Company or any parent or subsidiary corporations (within the respective meanings of Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended [the "Code"], and referred to herein as "Parent" or "Subsidiary", respectively), whether as a director of the Company or an employee or consultant of the Company or any Parent or Subsidiary thereof, except in the following circumstances:

                  (i) if (x) the Optionee's service as a director is terminated for any reason, and (y) the Optionee is not an employee or consultant of the Company or any Parent or Subsidiary thereof, or his employ is terminated at or after age 60 or by action of the Company, the option may be exercised by the Optionee within 30 days after the last such termination, but only as to any shares exercisable on the date the Optionee's service and/or employment so terminates;

                  (ii) if the Optionee's service and/or employment is terminated by reason of the Optionee's total and permanent disability

            (pursuant to the terms of any employee disability benefit plan maintained by the Company or any Parent or Subsidiary thereof) while employed by the Company or any Parent or Subsidiary thereof, the option shall thereupon become exercisable in full by the Optionee within 30 days after such termination;

                  (iii) in the event of the death of the Optionee during the
            30-day period after termination of service and/or employment covered by (i) above, the Optionee's beneficiary or the person or persons to whom his rights are transferred by will or the laws of descent and distribution shall have a period of one year from the date of his death to exercise any options which were exercisable by the Optionee at the time of his death;

                  (iv) in the event of the death of the Optionee while serving as a director or employed, the option shall thereupon become exercisable in full, and the person or persons to whom the Optionee's rights are transferred by will or the laws of descent and distribution shall have a period of one year from the date of the Optionee's death to exercise such option.


The provisions of the foregoing clauses (ii) and (iii) shall apply to any outstanding options which are incentive stock options to the extent permitted by
Section 422(d) of the Code and such outstanding options in excess thereof shall, immediately upon the occurrence of the event described in the foregoing clauses
(ii) and (iii), be treated for all purposes of the Plan as nonstatutory stock options and shall be immediately exercisable as such as provided in the foregoing clauses (ii) and (iii).

            For purposes of this Section 5(d), service as a consultant of or to the Company or any Parent or Subsidiary shall be considered employment, and the period of such service shall be considered the period of employment; provided, however, that incentive stock options may be granted under the Plan only to a director who is an "employee" (as such term is used in Section 422 of the Code) of the Company or any Subsidiary or Parent.

            In no event shall any option be exercisable more than ten years from the date of grant thereof. Nothing in the Plan or in any option granted pursuant to the Plan (in the absence of an express provision to the contrary) shall confer on any individual any right to continue in the service of the Company or any Parent or Subsidiary thereof or interfere in any way with the right of the Company to terminate his service.

                  (e) Nontransferability of Options. During the lifetime of an Optionee, options held by such Optionee shall be exercisable only by him. No option shall be transferable other than by will or by the laws of descent and distribution; provided, however, that Options may, in the discretion of the Committee, permit the Optionee to designate a beneficiary or beneficiaries, in the event of the Optionee's death, to exercise the rights of the Optionee and receive the Stock issued pursuant to the Option. Such beneficiary designation shall be in such form as shall be prescribed by the Committee, shall be effective upon delivery to the Company, and when effective shall revoke all prior designations. If an Optionee dies with no such beneficiary designation in effect, the Option shall be transferred by will or pursuant to the laws of descent and distribution.

                  (f) Adjustments for Change in Stock Subject to Plan and Other Events. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of the Company, the Committee shall make such adjustments, if any, as it deems appropriate in the number and kind of shares subject to the Plan, in the number and kind of shares covered by outstanding options, or in the option price per share.

                  (g) Registration, Listing and Qualification Shares of Stock. Each option shall be subject to the requirement that if at any time the Board of Directors shall determine that the registration, listing or qualification of the shares of Common Stock covered thereby upon any securities exchange or under any federal or state law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of such option or the purchase of shares of Common Stock thereunder, no such option may be exercised unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. The Company may require that any person exercising an option shall make such representations and agreements and furnish such information as it deems appropriate to assure compliance with the foregoing or any other applicable legal requirement.

                  (h) Other Terms and Conditions. The Committee may impose such other terms and conditions, not inconsistent with the terms hereof, on the grant or exercise of options, as it deems advisable.

            6. Provisions Applicable to Incentive Stock Options. The Committee may, in its discretion, grant "incentive stock options" (within the meaning of Section 422 of the Code), under the Plan to directors provided, however, that:
(a) no such incentive stock option shall be issued to a director of the Company who is not also an employee or officer of the Company; (b) no such incentive stock option shall be granted at an option price which is less than the market value per share of Common Stock on the date of the grant;
(c) no such incentive stock option shall be issued to any one Optionee if the aggregate fair market value, determined at the time of the grant of such incentive stock options, of the shares with respect to which such incentive stock options are exercisable for the first time by such Optionee during any calendar year, together with all options under any other incentive stock option plan of the Company exercisable during such year, exceeds $100,000; (d) no such incentive stock option shall be granted to any Optionee who at the time such option is granted owns more than 10 percent of the total combined voting stock of the Company unless (i) the option price is not less than 110 percent of the fair market value per share of stock on the date of the grant, and (ii) the option is not exercisable after five years from the date such option is granted; and (e) Section 5(d)(ii) hereof shall not apply to any incentive stock option.

            7. Withholding Tax. Upon the disposition by any person of shares of Common Stock acquired pursuant to the exercise of an option granted pursuant to the Plan, the Company shall have the right to require such person to pay the Company the amount of any taxes which the Company may be required to withhold with respect to such shares.

            8. Amendment and Termination. Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on, and no option shall be granted thereunder after March 31, 2002; provided, however, that the Board of Directors may at any time prior to that date terminate the Plan. The Board of Directors may at any time amend the Plan; provided, however, that, except as contemplated in Section 5(f) hereof, the Board of Directors shall not, without approval by a majority of the votes cast by the stockholders of the Company at a meeting of stockholders at which a proposal to amend the Plan is voted upon: (i) increase the maximum number of shares of Stock for which options may be granted under the Plan, (ii) change the formula as to minimum option prices, (iii) extend the period during which options may be granted or exercised, or (iv) amend the requirements as to the class of persons eligible to receive options. No termination or amendment of the Plan may, without the consent of an Optionee, adversely affect the rights of such Optionee under any option held by such Optionee.

            9. Effectiveness of Plan. The Plan will not be made effective unless approved by a majority of the votes cast by the stockholders of the Company at a meeting of stockholders within twelve (12) months from the date the Plan is adopted by the Board of Directors, duly called and held for such purpose, and no option granted hereunder shall be exercisable prior to such approval.

            10. Other Actions. Nothing contained in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including but not by way of limitation, the right of the Company to grant or assume options for proper corporate purposes other than under the Plan with respect to any employee or other person, firm, corporation or association.

                          INSITUFORM TECHNOLOGIES, INC.

                              CLASS A COMMON STOCK

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby (1) acknowledges receipt of the notice of the Annual Meeting of Stockholders of Insituform Technologies, Inc. (the "Company") to be held at the Doubletree Hotel, 16625 Swingley Ridge Road, Chesterfield, Missouri on Thursday, May 25, 2000 at 10:00 A.M., local time, and the Proxy Statement in connection therewith and (2) appoints Anthony W. Hooper, Robert L. Kelley and Joseph A. White and each of them his proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote and act with respect to all of the shares of Class A Common Stock, $.01 par value, of the Company (the "Common Stock") standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof, and the undersigned directs that this proxy be voted as specified on the reverse side.

If more than one of the proxies named above shall be present in person or by substitute at the meeting or any adjournment thereof, all of the proxies so present and voting, either in person or by substitute, shall exercise all of the proxies hereby given.

The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that the proxies so present and voting, their substitutes or any of them, may lawfully do by virtue hereof.


                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                                                                     -----------
                                                                     SEE REVERSE
                                                                          SIDE
                                                                     -----------

                       PLEASE DATE, SIGN AND MAIL YOUR
                     PROXY CARD BACK AS SOON AS POSSIBLE!

                        ANNUAL MEETING OF STOCKHOLDERS
                        INSITUFORM TECHNOLOGIES, INC.

                                 MAY 25, 2000


                             FOLD AND DETACH HERE
-------------------------------------------------------------------------------


/X/ PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE


                                FOR                        WITHHOLD AUTHORITY
                 all nominees listed at right (except   to vote for all nominees
                   as marked to the contrary below)          listed at right

(a) Election of                 / /                                 / /
    Directors


NOMINEES:  Robert W. Affholder
           Paul A. Biddelman
           Stephen P. Cortinovis
           Juanita H. Hinshaw
           Anthony W. Hooper
           Thomas N. Kalishman
           Sheldon Weinig
           Russell B. Wight, Jr.
           Alfred L. Woods


(Instructions: To withhold authority to vote for any individual nominee as a director, write that nominee's name in the space provided below)

_______________________________________________________________


                                                          FOR  AGAINST  ABSTAIN

(b) Proposal to approve and adopt an amendment to         / /    / /      / /
    the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 40,000,000 to 60,000,000.
                                                          FOR  AGAINST  ABSTAIN

(c) Proposal to approve and adopt an amendment to the     / /    / /      / /
    Company's 1992 Employee Stock Option Plan to increase the number of shares of Common Stock issuable pursuant to the exercise of options from 1,850,000 to 2,850,000.
                                                          FOR  AGAINST  ABSTAIN

(d) Proposal to approve and adopt an amendment to         / /    / /      / /
    the Company's 1992 Director Stock Option Plan to increase the number of shares of Common Stock issuable pursuant to the exercise of options from 1,000,000 to 1,500,000.

(e) In the discretion of the proxies on any other matter that may properly come before the meeting or any adjournment thereof.


    THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE MATTERS SPECIFICALLY REFERRED TO HEREON

    PLEASE DATE, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED

SIGNATURE:_____________________________________________  DATED:_________________
                 (and TITLE, if applicable)


SIGNATURE:_____________________________________________  DATED:_________________
(if held jointly)(and TITLE, if applicable)


Please date this proxy and sign your name exactly as it appears herein. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.